UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

HANSEN NATURAL CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HANSEN NATURAL CORPORATION

550 Monica Circle, Suite 201

Corona, California 92880

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2011

April 8, 2011

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Hansen Natural Corporation (the “Company”) to be held on Thursday, May 19, 2011 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”). This proxy is solicited on behalf of the Board of Directors of the Company.

In addition to the specific matters to be voted on at the Annual Meeting that are listed in the accompanying notice, there will be a report on the Company’s business and an opportunity for stockholders of the Company to ask questions.

We are pleased to take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2010. We believe this process allows us to provide our stockholders with the information they need in a timely manner, while reducing the environmental impact and lowering costs of printing and distributing our proxy materials. The Notice contains instructions on how to access those documents over the Internet.  The Notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, our Annual Report to Stockholders for the fiscal year ended December 31, 2010 and a form of proxy card or voting instruction card.

I hope that you will be able to join us. Your vote is important to us and to our business. I encourage you to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card so that your shares will be represented and voted at the Annual Meeting, whether or not you plan to attend.  If you attend the Annual Meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2010, are being distributed and made available on or about April 8, 2011.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

HANSEN NATURAL CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 19, 2011

TO THE STOCKHOLDERS OF THE COMPANY:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Hansen Natural Corporation (“Hansen” or the “Company”) will be held on Thursday, May 19, 2011 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 (the “Annual Meeting”), for the following purposes:

1.           To elect seven directors to serve until the 2012 annual meeting of stockholders of the Company;

2.           To ratify the appointment of Deloitte & Touche LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011;

3.           To approve the Hansen Natural Corporation 2011 Omnibus Incentive Plan;

4.           To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

5.           To approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers;

6.           To consider a stockholder proposal regarding the amendment of our organizational documents to require majority voting for the election of directors, if properly presented at the Annual Meeting; and

7.           To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement for Annual Meeting of Stockholders accompanying this Notice. Only stockholders of the Company of record at the close of business on March 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

We will make available a list of stockholders as of the close of business on March 28, 2011 for inspection by stockholders during normal business hours from 9:00 a.m. to 5:00 p.m. local time, from May 08, 2011 through May 18, 2011, at the Company’s executive offices, 550 Monica Circle, Suite 201, Corona, CA 92880. This list will also be available to stockholders at the Annual Meeting.

All stockholders of the Company are cordially invited to attend the Annual Meeting in person.  However, to ensure your representation at the Annual Meeting, you are urged to vote by telephone, over the Internet, or if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.  You may revoke your voted proxy at any time prior to the Annual Meeting or vote in person if you attend the Annual Meeting.

Sincerely,

/s/ Rodney C. Sacks
Rodney C. Sacks
Chairman of the Board of Directors

Corona, California
April 8, 2011

IMPORTANT:  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE.  IN ADDITION TO VOTING IN PERSON, STOCKHOLDERS OF RECORD MAY VOTE VIA A TOLL FREE TELEPHONE NUMBER OR OVER THE INTERNET AS INSTRUCTED IN THESE MATERIALS.  IF YOU REQUESTED TO RECEIVE A PROXY CARD OR VOTING INSTRUCTION CARD BY MAIL, YOU MAY ALSO VOTE BY MARKING, SIGNING, DATING AND MAILING THE PROXY CARD PROMPTLY IN THE RETURN ENVELOPE PROVIDED.  PLEASE NOTE THAT IF YOUR SHARES ARE HELD BY A BROKER OR OTHER INTERMEDIARY AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A LEGAL PROXY FORM FROM THAT RECORD HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the 2011 Annual Meeting of Stockholders to be Held on May 19, 2011.

The Company’s Proxy Statement and the Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2010 are available at https://materials.proxyvote.com/411310.

HANSEN NATURAL CORPORATION

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of Hansen Natural Corporation (“Hansen” or the “Company”) is soliciting proxies to be voted at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held Thursday, May 19, 2011 at 3:00 p.m. local time, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders of the Company.  The Annual Meeting will be held at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882. The Company’s executive offices are located at 550 Monica Circle, Suite 201, Corona, California 92880. In this proxy, unless the context requires otherwise, references to “we”, “our”, or “us” refer to Hansen.

The proxy materials, including this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2010, are being distributed and made available on or about April 8, 2011. This proxy statement contains important information for you to consider when deciding how to vote on matters brought before the Annual Meeting. Please read it carefully.

Notice of Internet Availability of Proxy Materials

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials over the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 8, 2011 to our stockholders who owned the Company’s common stock, par value $0.005 per share (the “Common Stock”) at the close of business on March 28, 2011. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request that a printed set of the proxy materials be sent to them by following the instructions in the Notice.

Record Date, Outstanding Voting Securities

Holders of record of Common Stock at the close of business on March 28, 2011 are entitled to notice of, and to vote at, the Annual Meeting. Each share entitles its holder to one vote. As of the record date, 88,392,474 shares of our Common Stock were issued and outstanding. There are no other outstanding voting securities of the Company.

Quorum

The presence, in person or by proxy, of the holders of one-third of the shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting.  Such stockholders are counted as present at the Annual Meeting if they (i) are present in person at the Annual Meeting or (ii) have properly submitted their vote by telephone, over the Internet, or by returning their proxy card. Abstentions and withheld votes will be counted for determining whether a quorum is present for the Annual Meeting.

Required Vote

In accordance with the Company’s by-laws:

•                  Directors are elected by the affirmative vote of a plurality of the votes cast in person or by proxy by the holders of shares of Common Stock entitled to vote in the election at the Annual Meeting (subject to resignation in accordance with the Company’s director resignation policy as further described in “Proposal One - Election of Directors”);

•                  The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

•                  The approval of the Hansen Natural Corporation 2011 Omnibus Incentive Plan (the “2011 Incentive Plan”) shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

•                  The approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Say-on-Pay Proposal”);

•                  The approval, on a non-binding, advisory basis, of the frequency with which our stockholders will approve the compensation of the Company’s named executive officers shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting (the “Say-on-Frequency Proposal”); and

•                  The approval of a stockholder proposal regarding the amendment of our organizational documents to require majority voting for the election of directors, if properly presented at the Annual Meeting, shall be by the affirmative vote of the majority of the votes cast on the proposal in person or by proxy at the Annual Meeting;

in each case, provided a quorum is present.  Thus, abstentions and broker non-votes will not be included in vote totals and will have no effect on the outcome of any of these votes.

Non-Discretionary Proposals

If you are a beneficial owner and hold your shares in street name and do not provide the organization that holds your shares with voting instructions, the broker or other intermediary will determine if it has the discretionary authority to vote on the particular matter. Brokers and other intermediaries may not vote uninstructed shares in (i) the election of directors, (ii) the approval of the 2011 Incentive Plan, (iii) the approval of the Say-on-Pay Proposal, (iv) the approval of the Say-on-Frequency Proposal, and (v) the approval of the stockholder proposal regarding majority voting for the election of directors. If your shares are held by a broker or other intermediary and you do not instruct your broker or other intermediary how to vote for each of these proposals, no votes will be cast on your behalf. Therefore, it is important that you cast your vote if you want it to count for each of these proposals.

Discretionary Proposals

Brokers that do not receive instructions are entitled to vote on the ratification of the independent registered public accounting firm.

No stockholder shall be entitled to cumulate votes.  American Stock Transfer & Trust Company (“AST”) will receive and tabulate the proxies.

Board of Directors’ Recommendations

The Board of Directors of the Company (the “Board of Directors” or the “Board”) recommends a vote:

•                  “FOR” each of the nominees to the Board (Proposal One);

•                  “FOR” the ratification of Deloitte & Touche LLP as our independent registered public accountants for fiscal year 2011 (Proposal Two);

•                  “FOR” the proposal to approve the 2011 Incentive Plan (Proposal Three);

•                  “FOR”, on an advisory basis, the compensation of the Company’s named executive officers (Proposal Four);

•                  “FOR THREE YEARS”, on an advisory basis, regarding the frequency with which our stockholders will approve the compensation of the Company’s named executive officers (Proposal Five); and

•                  “AGAINST” the stockholder proposal regarding majority voting for the election of directors (Proposal Six).

How to Vote

If your shares are registered directly in your name with the Company’s registrar and transfer agent, AST, you are considered a stockholder of record with respect to those shares, and the Notice was sent to you directly by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the Annual Meeting.

If your shares are held in a brokerage account, bank, broker-dealer, trust or similar organization, you are considered the “beneficial owner” of those shares held in street name, and the Notice was forwarded to you by that organization. As the beneficial owner, you have the right to direct your broker or other intermediary how to vote your shares, and you are also invited to attend the Annual Meeting.

Your vote is very important to us and we hope that you will attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, please vote by proxy in accordance with the instructions on your proxy card, voting instruction form (from your broker or other intermediary), or the instructions that you received through electronic mail. There are three convenient ways of submitting your vote:

•                  By Telephone or Internet - All stockholders of record can vote by touchtone telephone from the U.S. using the toll free telephone number on the proxy card, or over the Internet, using the procedures and instructions described on the proxy card. Beneficial owners may vote by telephone or Internet if their broker or other intermediary makes those methods available, in which case the broker or other intermediary will enclose the instructions with the proxy materials. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been recorded properly.

•                  In Person - All stockholders of record may vote in person at the Annual Meeting. Beneficial owners may vote in person at the Annual Meeting if their broker or other intermediary has furnished a legal proxy. If you are a beneficial owner and would like to vote your shares by proxy, you will need to ask your broker or other intermediary to furnish you with a legal proxy.  You will need to bring the legal proxy with you to the Annual Meeting and hand it in with a signed ballot that will be provided to you at the Annual Meeting. You will not be able to vote your shares without a legal proxy.

•                  By Written Proxy - All stockholders of record can vote by written proxy card, if they have requested to receive printed proxy materials. If you are a beneficial holder and you requested to receive printed proxy materials, you will receive a written proxy card and a vote instruction form from your broker or other intermediary.

Revocability of Proxies

If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) delivering a written notice of revocation to our Secretary at our principal executive offices; (ii) voting again over the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted) or, if you requested and received written proxy materials, by signing and returning a new proxy card with a later date; or (3) by attending the Annual Meeting and voting in person.

If you are a beneficial owner, you may revoke your proxy and change your vote at any time before the Annual Meeting by: (i) submitting new voting instructions to your broker or other intermediary; or (ii) if you have obtained a legal proxy from your broker or other intermediary, by attending the Annual Meeting and voting in person.

Solicitation

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners.  In addition to solicitation by use of the mail or via the Internet, proxies may also be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, personally or by telephone, facsimile or letter. In addition, the Company has engaged D.F. King & Co., Inc. to act as its proxy solicitor and has agreed to pay it approximately $7,500.00 plus reasonable expenses for such services.

PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth, as of the most recent practical date, March 28, 2011, the beneficial ownership of the Company’s Common Stock of (a) those persons known to the Company to be the beneficial owners of more than 5% of the Company’s Common Stock; (b) each of the Company’s directors and nominees for director; (c) the Company’s named executive officers; and (d) all of the Company’s current directors and executive officers as a group:

Name and Address of Beneficial Owner*	Amount and Nature of Beneficial Ownership		Percent of Class
Brandon Limited Partnership No. 1(1)	1,025,928		1.1%
Brandon Limited Partnership No. 2(2)	4,907,824		5.1%
Hilrod Holdings, L.P.	3,730,000		3.9%
HRS Holdings, L.P.	757,866		**	%
Hilrod Holdings IV, L.P.	92,462		**	%
Hilrod Holdings V, L.P.	35,714		**	%
Hilrod Holdings VI, L.P.	164,962		**	%
Hilrod Holdings VII, L.P.	42,740		**	%
Hilrod Holdings VIII, L.P.	153,618		**	%
Hilrod Holdings IX, L.P.	347,602		**	%
Hilrod Holdings X, L.P.	66,408		**	%
Hilrod Holdings XI, L.P.	121,894		**	%
The RCS 2008 GRAT	35,466		**	%
The RCS 2009 GRAT	122,590		**	%
The RCS Direct GRAT	46,386		**	%
The RCS Direct GRAT #2	19,175		**	%
BlackRock, Inc.(3)	7,311,467		7.7%

Rodney C. Sacks	14,951,891	(4)	15.7%
Hilton H. Schlosberg	14,670,667	(5)	15.4%
Mark J. Hall	138,649	(6)	**	%
Thomas J. Kelly	4,914	(7)	**	%
Sydney Selati	17,167	(8)	**	%
Norman C. Epstein	6,167	(9)	**	%
Harold C. Taber, Jr.	25,367	(10)	**	%
Benjamin M. Polk	11,767	(11)	**	%
Mark S. Vidergauz	11,767	(12)	**	%

Officers and Directors as a group (9 members: 18,391,338 shares or 19.29% in aggregate).

* Except as noted otherwise, the address for each of the named stockholders is 550 Monica Circle, Suite 201, Corona, California 92880.

** Less than 1%.

(1) The mailing address of Brandon Limited Partnership No. 1 (“Brandon No. 1”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 1 are Rodney C. Sacks and Hilton H. Schlosberg.

(2) The mailing address of Brandon Limited Partnership No. 2 (“Brandon No. 2”) is 56 Conduit Street, London W1S 2YZ England. The general partners of Brandon No. 2 are Rodney C. Sacks and Hilton H. Schlosberg.

(3) The mailing address of this reporting person is 40 East 52nd Street, NY, NY 10022.

(4) Includes 62,756 shares of Common Stock owned by Mr. Sacks; 1,025,928 shares beneficially held by Brandon No. 1 because Mr. Sacks is one of Brandon No. 1’s general partners; 4,907,824 shares beneficially held by Brandon No. 2 because Mr. Sacks is one of Brandon No. 2’s general partners; 757,866 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; 3,730,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; 92,462 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; 35,714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; 164,962 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; 42,740 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; 153,618 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; 347,602 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; 66,408 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners; 121,894 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners; 35,466 shares beneficially held by The Rodney C. Sacks 2008 Grantor Retained Annuity Trust; 122,590 shares beneficially held by The Rodney C. Sacks 2009 Grantor Retained Annuity Trust; 46,386 shares beneficially held by The Rodney C. Sacks Direct Grantor Retained Annuity Trust and 19,175 shares beneficially held by The Rodney C. Sacks Direct Grantor Retained Annuity Trust II.  Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Sacks; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Sacks; options presently exercisable to purchase 1,100,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Sacks; options presently exercisable to purchase 600,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Sacks; options presently exercisable to purchase 160,000 shares of Common Stock, out of options to purchase a total of 400,000 shares, exercisable at $31.72 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Sacks and options presently exercisable to purchase 50,000 shares of Common Stock, out of options to purchase a total of 250,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Sacks.

Mr. Sacks disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 62,756 shares of Common Stock; (ii) 3,218,500 shares presently exercisable under the stock option agreements; (iii) 37,300 shares beneficially held by Hilrod Holdings L.P. because Mr. Sacks is one of Hilrod Holdings’ general partners; (iv) 7,579 shares beneficially held by HRS Holdings, L.P. because Mr. Sacks is one of HRS Holdings’ general partners; (v)  925 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Sacks is one of Hilrod Holdings IV’s general partners; (vi) 357 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Sacks is one of Hilrod Holdings V’s general partners; (vii) 1,650 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Sacks is one of Hilrod Holdings VI’s general partners; (viii) 427 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Sacks is one of Hilrod Holdings VII’s general partners; (ix) 1,536 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Sacks is one of Hilrod Holdings VIII’s general partners; (x) 3,476 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Sacks is one of Hilrod Holdings IX’s general partners; (xi) 664 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Sacks is one of Hilrod Holdings X’s general partners and (xii) 1,219 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Sacks is one of Hilrod Holdings XI’s general partners.

(5) Includes 5,149 shares of Common Stock owned by Mr. Schlosberg; 1,025,928 shares beneficially held by Brandon No. 1 because Mr. Schlosberg is one of Brandon No. 1’s general partners; 4,907,824 shares beneficially held by Brandon No. 2 because Mr. Schlosberg is one of Brandon No. 2’s general partners; 757,866 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners; 3,730,000 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; 92,462 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; 35,714 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners;

164,962 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; 42,740 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; 153,618 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; 347,602 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; 66,408 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners and 121,894 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners.  Also includes options presently exercisable to purchase 448,176 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.45 per share, granted pursuant to a stock option agreement dated July 12, 2002 between the Company and Mr. Schlosberg; options presently exercisable to purchase 860,324 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $0.53 per share, granted pursuant to a stock option agreement dated May 28, 2003 between the Company and Mr. Schlosberg; options presently exercisable to purchase 1,100,000 shares of Common Stock, out of options to purchase a total of 1,200,000 shares, exercisable at $6.59 per share, granted pursuant to a stock option agreement dated March 23, 2005 between the Company and Mr. Schlosberg; options presently exercisable to purchase 600,000 shares of Common Stock, out of options to purchase a total of 600,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Schlosberg; options presently exercisable to purchase 160,000 shares of Common Stock, out of options to purchase a total of 400,000 shares, exercisable at $31.72 per share, granted pursuant to a stock option agreement dated June 2, 2008 between the Company and Mr. Schlosberg and options presently exercisable to purchase 50,000 shares of Common Stock, out of options to purchase a total of 250,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Schlosberg.

Mr. Schlosberg disclaims beneficial ownership of all shares deemed beneficially owned by him hereunder except (i) 5,149 shares of Common Stock; (ii) 3,218,500 shares presently exercisable under the stock option agreements; (iii) 37,300 shares beneficially held by Hilrod Holdings L.P. because Mr. Schlosberg is one of Hilrod Holdings’ general partners; (iv) 7,579 shares beneficially held by HRS Holdings, L.P. because Mr. Schlosberg is one of HRS Holdings’ general partners; (v)  925 shares beneficially held by Hilrod Holdings IV, L.P. because Mr. Schlosberg is one of Hilrod Holdings IV’s general partners; (vi) 357 shares beneficially held by Hilrod Holdings V, L.P. because Mr. Schlosberg is one of Hilrod Holdings V’s general partners; (vii) 1,650 shares beneficially held by Hilrod Holdings VI, L.P. because Mr. Schlosberg is one of Hilrod Holdings VI’s general partners; (viii) 427 shares beneficially held by Hilrod Holdings VII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VII’s general partners; (ix) 1,536 shares beneficially held by Hilrod Holdings VIII, L.P. because Mr. Schlosberg is one of Hilrod Holdings VIII’s general partners; (x) 3,476 shares beneficially held by Hilrod Holdings IX, L.P. because Mr. Schlosberg is one of Hilrod Holdings IX’s general partners; (xi) 664 shares beneficially held by Hilrod Holdings X, L.P. because Mr. Schlosberg is one of Hilrod Holdings X’s general partners and (xii) 1,219 shares beneficially held by Hilrod Holdings XI, L.P. because Mr. Schlosberg is one of Hilrod Holdings XI’s general partners.

(6) Includes 98,649 shares of Common Stock owned by Mr. Hall and options presently exercisable to purchase 40,000 shares of Common Stock, out of options to purchase a total of 200,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Hall.

(7) Includes 1,314 shares of Common Stock owned by Mr. Kelly; options presently exercisable to purchase 1,600 shares of Common Stock, out of options to purchase a total of 8,000 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Kelly; and options presently exercisable to purchase 2,000 shares of Common Stock, out of options to purchase a total of 10,000 shares, exercisable at $35.64 per share, granted pursuant to a stock option agreement dated December 1, 2009 between the Company and Mr. Kelly.

(8) Includes 15,000 shares of Common Stock owned by Mr. Selati; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Selati.

(9) Includes 4,000 shares beneficially held by Shoreland Investments because Mr. Epstein is one of Shoreland Investment’s general partners; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock optionagreement dated June 9, 2010 between the Company and Mr. Epstein.

(10) Includes 4,000 shares of Common Stock owned by Mr. Taber;  options presently exercisable to purchase 19,200 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Taber; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Taber.

(11) Includes options presently exercisable to purchase 9,600 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Polk; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Polk.

(12) Includes options presently exercisable to purchase 9,600 shares of Common Stock, out of options to purchase a total of 19,200 shares, exercisable at $16.87 per share, granted pursuant to a stock option agreement dated November 11, 2005 between the Company and Mr. Vidergauz; and options presently exercisable to purchase 2,167 shares of Common Stock, out of options to purchase a total of 2,167 shares, exercisable at $38.40 per share, granted pursuant to a stock option agreement dated June 9, 2010 between the Company and Mr. Vidergauz.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s directors, executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities to file by specific dates with the SEC initial reports of ownership and reports of changes in ownership of equity securities of the Company. Directors, executive officers, and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file. The Company is required to report in this proxy statement any failure of its directors, executive officers and greater than ten percent stockholders to file by the relevant due date any of these reports during the most recent fiscal year or prior fiscal years.

To the Company’s knowledge, based solely on review of copies of such reports furnished to the Company during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent stockholders were complied with, except for the following:

In May 2010 and August 2010, Brandon Limited Partnership No. 1 and Brandon Limited Partnership No. 2, limited partnerships of which each of Rodney Sacks and Hilton Schlosberg are a general partner, distributed shares of the Company’s Common Stock to certain limited partners in accordance with the terms of their respective partnership agreements. These distributions were inadvertently not reported at the time of the distribution and were subsequently reported on Form 4’s filed by Mr. Sacks and Mr. Schlosberg.

DEADLINES FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present a proper proposal for consideration at the 2012 annual meeting of stockholders by submitting their proposal in writing to the Office of the Secretary of the Company at the Company’s principal executive offices in a timely manner.

For stockholders who wish to present a proposal to be considered for inclusion in our proxy statement and for consideration at the 2012 annual meeting, pursuant to Rule 14a-8 under the Exchange Act, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no later than December 9, 2011. Stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

For stockholders who wish to present a proposal for nominations or other business for consideration at the 2012 annual meeting, but who do not intend for the proposal to be included in our proxy statement, pursuant to the advance notice provisions contained in our by-laws, the proposal must be delivered to the Office of the Secretary at the Company’s principal executive offices no earlier than January 20, 2012 and no later than February 19, 2012, provided, however, that in the event that the date of the 2012 annual meeting is more than thirty days before or more than seventy days after the first anniversary of the preceding year’s annual meeting, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth day prior to the 2012 annual meeting or the tenth day following the day on which public announcement of the date of the 2012 annual meeting is first made by the Company.

It is presently intended that the 2012 annual meeting will be held in May 2012.

Proposals should be sent to the Office of the Secretary by mail to Hansen Natural Corporation, 550 Monica Circle, Suite 201, Corona, California, 92880.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees

The Board is currently comprised of seven members, each of whom is a director nominee to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s seven nominees named below.  In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. The Company is not aware of any nominee who will be unable or expects to decline to serve as a director. The term of office of each person elected as a director will continue until the 2012 annual meeting or until a successor has been elected and qualified.

In 2010, the Board adopted a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee of the Board of Directors of the Company (the “Nominating Committee”) will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation. If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.hansens.com/documents.cfm.

The names of the nominees, and certain biographical information about them, are set forth below.

Name	Age	Position

Rodney C. Sacks(1)	61	Chairman of the Board of Directors and Chief Executive Officer
Hilton H. Schlosberg(1)	58	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary
Benjamin M. Polk	60	Director
Norman C. Epstein(2),(3),(4)	70	Director
Sydney Selati(2),(3),(4)	72	Director
Harold C. Taber, Jr. (2),(3),(4)	71	Director
Mark S. Vidergauz (3)	57	Director

(1) Member of the Executive Committee of the Board of Directors.

(2) Member of the Audit Committee of the Board of Directors.

(3) Member of the Compensation Committee of the Board of Directors.

(4) Member of the Nominating Committee of the Board of Directors.

Each of our directors brings extensive management and leadership experience gained through their service in our industry and other diverse businesses. In these roles, they have assumed day-to-day leadership responsibilities. In addition, most current directors bring board experience acquired by either significant experience on other boards or long service on our Board of Directors that broadens their knowledge of board policies and processes, rules and regulations, issues and solutions. The Nominating Committee’s process for selecting and nominating qualified director candidates is described under the section entitled “Nominating Committee.” In the paragraphs below, we describe specific individual qualifications and skills of our directors that contribute to the overall effectiveness of our Board of Directors and its committees.

Rodney C. Sacks — Chairman of the Board of Directors of the Company, Chief Executive Officer and a director of the Company from November 1990 to the present.  Member of the Executive Committee of the Board of Directors of the Company (the “Executive Committee”) since October 1992.  Chairman and a director of Hansen Beverage Company (“HBC”) from June 1992 to the present.  Mr. Sacks has led the Company for over 21 years and has extensive experience in the food and beverage industry. Mr. Sacks has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy.

Hilton H. Schlosberg — Vice Chairman of the Board of Directors of the Company, President, Chief Operating Officer, Secretary, and a director of the Company from November 1990 to the present.  Chief Financial Officer of the Company since July 1996. Member of the Executive Committee since October 1992.  Vice Chairman, Secretary and a director of HBC from July 1992 to the present. Mr. Schlosberg has held senior leadership positions with the Company for over 21 years, has been the Company’s CFO for 15 years and has extensive experience in the food and beverage industry. Mr. Schlosberg has detailed knowledge and valuable perspective and insights regarding our business and has responsibility for development and implementation of our business strategy. Mr. Schlosberg has a high level of financial literacy and his day to day supervision of business operations brings valuable insight to our Board of Directors.

Benjamin M. Polk — Director of the Company from November 1990 to the present.  Assistant Secretary of HBC since October 1992 and a director of HBC since July 1992. Partner with Schulte Roth & Zabel LLP(1) since May 2004 and previously a partner with Winston & Strawn LLP, where Mr. Polk practiced law with that firm and its predecessor firm from August 1976 to May 2004. Mr. Polk has served as legal counsel to and a director of the Company for 21 years, and has gained detailed knowledge of the Company during his service. Mr. Polk has extensive experience advising both publicly and privately held companies in matters relating to mergers, acquisitions and corporate finance.

Norman C. Epstein — Director of the Company and member of the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) since June 1992 and member of the Nominating Committee since September 2004. Member and Chairman of the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) since September 1997. Director of HBC since July 1992. Director of Integrated Asset Management Limited, a company listed on the London Stock Exchange since June 1998. Managing Director of Cheval Property Finance PLC, a mortgage finance company based in London, England from 1997 to 2006.  Director of Clermont Consultants UK Ltd. from 1997 to the present.  Partner with Moore Stephens, an international accounting firm, from 1974 to December 1996 (senior partner beginning 1989 and the managing partner of Moore Stephens, New York from 1993 until 1995). Mr. Epstein has a strong background in accounting and finance as well as substantial experience in public company accounting.  He has substantial experience serving on boards, both the Company’s and others, and has experience in other industries, which allows him to bring additional perspective to our Board of Directors.

Sydney Selati — Director of the Company and member of the Audit Committee since September 2004 and member of the Compensation Committee since March 2007. Mr. Selati was appointed by the Board of Directors to the Nominating Committee in April 2009. Mr. Selati was a director of Barbeques Galore Ltd. from 1997 to 2005 and was President and Chairman of the Board of Directors of The Galore Group (U.S.A.), Inc. from 1988 to 2005. Mr. Selati was president of Sussex Group Limited from 1984 to 1988.  Mr. Selati has extensive experience as a chief executive and board member of companies in other industries, which allows him to bring additional perspective to our Board of Directors.

Harold C. Taber, Jr. — Director of the Company since July 1992.  Member of the Audit Committee since April 2000 and member of the Nominating Committee since September 2004. Mr. Taber was appointed by the Board of Directors to be Chairman of the Nominating Committee and to the Compensation Committee in April 2009. Mr. Taber worked for the Coca-Cola Bottling Company of Los Angeles in various positions, including Group President, Western Area, from 1976 to 1987. President and Chief Executive Officer of HBC from July 1992 to June 1997. Consultant for The Joseph Company from October 1997 to March 1999 and for Costa Macaroni Manufacturing Company from July 2000 to January 2002. Executive Assistant to the Dean at the Biola University School of Business from July 2002 to the present. Mr. Taber has extensive knowledge of the Company’s historical and current operations, and brings leadership and management skills to the Board.

Mark S. Vidergauz — Director of the Company and member of the Compensation Committee since June 1998.  Member of the Audit Committee from April 2000 through May 2004.  Chief Executive Officer of The Sage Group LLC, an investment banking firm, from April 2000 to the present.  Managing Director at the Los Angeles office of ING Barings LLC, a diversified financial service institution headquartered in the Netherlands, from April 1995 to April 2000. Mr. Vidergauz has significant operational, financial, and investment experience from his involvement in The Sage Group, LLC and its investments in numerous companies and has played an active role in overseeing those businesses. Mr. Vidergauz brings strong corporate governance and leadership experience to the Board.

(1)Mr. Polk and his law firm, Schulte Roth & Zabel LLP, serve as counsel to the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

MANAGEMENT

Board Meetings and Committees; Annual Meeting Attendance

The Board is comprised of Messrs. Rodney C. Sacks, Hilton H. Schlosberg, Benjamin M. Polk, Norman C. Epstein, Sydney Selati, Harold C. Taber, Jr. and Mark S. Vidergauz. The Board held four meetings during the fiscal year ended December 31, 2010.  All directors attended each meeting. The Board has determined that Messrs. Epstein, Taber, Vidergauz and Selati are independent, as that term is defined in the NASDAQ Marketplace Rules and SEC regulations. Our independent directors met in executive session four times during the fiscal year ended December 31, 2010. The Board does not have a policy requiring the attendance by the directors at the Annual Meeting. One director was unable to attend the annual meeting, which was held on June 10, 2010.

During the fiscal year ended December 31, 2010, the Audit Committee was comprised of Norman C. Epstein (Chairman), Harold C. Taber, Jr. and Sydney Selati. The Board of Directors has adopted a written charter for the Audit Committee, which is available on our website at http://investors. hansens.com/documents.cfm. The Audit Committee held nine meetings during the fiscal year ended December 31, 2010. The Audit Committee last met in February 2011 in connection with the review of the Company’s financial statements for the fiscal year ended December 31, 2010.  See “Audit Committee” below for more information.

During the fiscal year ended December 31, 2010, the Compensation Committee was comprised of Norman C. Epstein (Chairman), Mark S. Vidergauz, Sydney Selati and Harold C. Taber. The Compensation Committee held four meetings during the fiscal year ended December 31, 2010.  Under the Hansen Natural Corporation 2001 Amended Option Plan, (the “2001 Amended Option Plan”), the Compensation Committee has sole and exclusive authority to grant stock option awards to all employees and consultants who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act.  The Compensation Committee and the Executive Committee each independently has the authority to grant awards to new hires who are not Section 16 employees. The Compensation Committee does not have a charter.  The Board has adopted written Equity Grant Procedures, which are available on our website at http://investors.hansens.com/documents.cfm. See “Compensation Discussion and Analysis-Long-Term Incentive Program” and “Compensation Committee” below for more information.

During the fiscal year ended December 31, 2010, the Nominating Committee was comprised of Harold C. Taber, Jr. (Chairman), Norman C. Epstein and Sydney Selati. The Board has adopted a written charter for the Nominating Committee, which is available on our website at http://investors. hansens.com/documents.cfm. The Nominating Committee held one meeting during the fiscal year ended December 31, 2010. See “Nominating Committee” below for more information.

The Executive Committee, comprised of Rodney C. Sacks and Hilton H. Schlosberg, held fifteen formal meetings during the fiscal year ended December 31, 2010. The Executive Committee manages and directs the business of the Company between meetings of the Board. Under the 2001 Amended Option Plan, each of the Compensation Committee and the Executive Committee of the Board independently has the authority to grant awards to new hires who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee (see “Compensation Discussion and Analysis - Long-Term Incentive Program”).

Director Resignation Policy

In 2010, the Board adopted a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.hansens.com/documents.cfm

Board Leadership Structure

The Board of Directors does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate and, if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. The Board of Directors believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and its stockholders.

The Board believes that the Company’s current Chief Executive Officer is best situated to serve as Chairman of the Board. Rodney C. Sacks has led the Company for over 21 years, is highly knowledgeable with respect to the Company’s business, operations and industry. Mr. Sacks is well positioned to identify strategic priorities and lead the Board’s consideration and analysis of such priorities. The Board believes that the combined role of Chairman and CEO promotes consistency and efficiency in the development and execution of the Company’s business strategy. The Board does not have a lead independent director.

The Board’s Role in Risk Oversight

The Board of Directors plays an active role in overseeing and managing the Company’s risks.  The full Board and its Executive Committee regularly review the Company’s results, performance, operations, competitive position, business strategy, liquidity, capital resources, product distribution and development, material contingencies and senior personnel, as well as the risks associated with each of these matters. The Board implements its risk oversight function both as a whole and through its standing committees. Much of the work is delegated to committees, which meet regularly and report back to the full Board. The Compensation Committee oversees management of risks related to the Company’s compensation policies and practices. The Audit Committee oversees management of risks related to financial reporting and internal controls. The full Board also discusses risk throughout the year during meetings in relation to specific proposed actions. These processes are designed to ensure that risks are taken knowingly and purposefully. The Board believes that its role in oversight of risk management (as well as the role of the Compensation and Audit Committees) has not adversely affected its leadership structure or results of operations.

The names and ages of our Named Executive Officers, whom we refer to as our NEOs, and certain biographical information about them, are set forth on page 11 and below.

Name	Age	Position

Rodney C. Sacks	61	Chairman of the Board of Directors and Chief Executive Officer

Hilton H. Schlosberg	58	Vice Chairman of the Board of Directors, President, Chief Financial Officer, Chief Operating Officer and Secretary

Mark J. Hall	55	President Monster Beverage Division

Thomas J. Kelly	56	Vice President Finance

Nick Gagliardi (Resigned April 2, 2010)	54	Chief Operating Officer Monster Beverage Division

Mark J. Hall — President, Monster Beverage Division, joined HBC in 1997.  Prior to joining HBC, Mr. Hall was employed by the Arizona Beverage Co. as Vice President of Sales, where he was responsible for sales and distribution of Arizona products through a national network of beer distributors and soft drink bottlers in the United States.

Thomas J. Kelly — Vice President Finance and/or Controller and Secretary of HBC since 1992.  Prior to joining HBC, Mr. Kelly served as controller for California Copackers Corporation.  Mr. Kelly is a Certified Public Accountant and has worked in the beverage business for over 25 years.

Nick Gagliardi — Chief Operating Officer Monster Beverage Division from July 2009 to April 2010.  Prior to starting with HBC, Mr. Gagliardi served as President of Liquid Investments, a wholesale beverage distribution holding company based in San Diego, which he joined in 2002. From April 1998 to January 2002, Mr. Gagliardi held various management positions, including Vice President and General Manager, of Labatt USA, which later became a unit of Anheuser-Busch InBev. From 1982 to 1998, Mr. Gagliardi served in various capacities at Colgate-Palmolive Co., including Vice President of the Canadian division.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy

Our executive compensation program for our NEOs, listed in the summary compensation table on the following pages, is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to motivate our executive talent, to reward those individuals fairly over time for achieving performance goals, and to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our long-term success and growth. The program is also designed to reinforce a sense of ownership and overall entrepreneurial spirit and to link rewards to measurable corporate and qualitative individual performance. In applying these principles we seek to integrate compensation programs with our short and long-term strategic plans and to align the interests of our NEOs with the long-term interests of stockholders through award opportunities that can result in ownership of stock. The Compensation Committee evaluates risks and rewards associated with the Company’s overall compensation philosophy and structure.  Our Executive Committee discusses with the Compensation Committee strategies to identify and mitigate, as necessary, such potential risks. With respect to specific elements of compensation, base salary does not encourage risk-taking as it is a fixed amount. The discretionary annual bonus is designed to reward achievement of short-term performance metrics. Our NEOs have stock ownership, and grants under stock option plans generally vest over 5 years, which encourages achievement of long-term goals and aligns their interests with those of our stockholders. As a result, we believe our executive compensation program avoids providing incentives for our NEOs to engage in unnecessary and excessive risk taking at the expense of the Company and its stockholders.

Compensation Risks

We have evaluated the risks arising from our compensation policies and practices for our employees and concluded that such risks are not reasonably likely to have a material adverse effect on the Company. In this regard, the following factors, among others, were considered:

•                                          Compensation for senior management is significantly weighted towards long-term incentive compensation, which discourages inappropriate risk taking for short-term gains;

•                                          Long-term incentive compensation is primarily in the form of stock options that vest over five years, thereby aligning the interests of management and other key employees with the long-term interests of our stockholders;

•                                          Annual cash bonuses are discretionary and are not governed by a fixed formula;

•                                          Sales commissions are not an element of our compensation practices for our NEOs or other senior executives; and

•                                          Our internal controls are designed to detect and prevent inappropriate risk-taking.

Compensation Program Components

The compensation programs for our NEOs are generally administered by or under the direction of the Compensation Committee (in the case of Rodney Sacks, the Chairman and Chief Executive Officer, and Hilton Schlosberg, the President and Chief Financial Officer) and the Executive Committee (in the case of the other NEOs), and are reviewed on an annual basis to ensure that remuneration levels and benefits are competitive and reasonable and continue to achieve the goals set forth in our compensation philosophy. On January 1, 2007, we implemented a new policy regarding the issuance of stock options, which is discussed below (see “Long-Term Incentive Program”).

During the fourth quarter of 2010, the Compensation Committee retained Exequity, LLP, an independent compensation consultant, to make recommendations to the Board with respect to compensation for outside directors as well as compensation to be paid to Rodney Sacks and Hilton Schlosberg for the 2011 calendar year and the discretionary cash bonus to be paid to each of them with respect to the 2010 calendar year. Neither the Company’s management nor our Compensation Committee has retained a compensation consultant to review policies and procedures with respect to other executive compensation or to advise the Company on general compensation matters. While we do not set compensation at set percentage levels relative to the market, we do seek to provide salary, incentive compensation opportunities and employee benefits that are competitive within the consumer products industry, the beverage industry and within the labor markets in which we participate; such information being principally gathered through our recruiting and retention experience.

Setting Executive Compensation

We view all components of compensation as related but distinct. We do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on competitive benchmarks gathered through our recruiting and retention experience, our review of internal comparatives and other considerations we deem relevant, such as rewarding performance. We believe that stock option awards should be granted for long-term performance. We believe that stock option awards are an important compensation-related motivator to attract and retain executives, and that salary and discretionary bonus levels are secondary considerations to our NEOs. Except as described herein, neither our Compensation Committee nor our Executive Committee have adopted any formal or informal policies or guidelines for allocating compensation between short-term and long-term and current compensation between cash and non-cash compensation. However, our Compensation Committee and Executive Committee’s respective philosophy is to make a greater percentage of our NEOs’ compensation rewarded through equity rather than cash if we perform well over time. Compensation packages for each of our NEOs are tailored to each individual NEO’s circumstances by the Compensation Committee and/or the Executive Committee, as appropriate, and are largely based on subjective evaluations of overall and individual performance. Each element of compensation is determined differently for each individual NEO based on a variety of facts and circumstances applicable at the time and to that specific NEO.

Our Compensation Committee and Executive Committee’s current intent is to perform at least annually a strategic review of compensation paid to our NEOs to determine whether they have provided adequate incentives and motivation to our NEOs, and whether they adequately compensate our NEOs relative to comparable officers in other companies with which we compete for executives. These companies may or may not be public companies or even consumer product, food or beverage companies. For compensation decisions, including decisions regarding the grant of equity compensation relating to NEOs, other than our Chairman and Chief Executive Officer and our President and Chief Financial Officer, the Compensation Committee specifically considers recommendations from the Executive Committee.

Our NEO compensation currently has three primary components:  base compensation or salary, discretionary annual bonus, and stock option awards granted pursuant to our 2001 Amended Option Plan, which is described below under “Long-Term Incentive Programs.”

Each of the primary components of NEO compensation is discussed below:

Base Salary

Base salaries for our NEOs are established based on the scope of their respective responsibilities, taking into account competitive market compensation paid by other companies for individuals in similar positions, which is principally gathered through our recruiting and retention experience. Generally, in line with our compensation philosophy, we believe that NEO base salaries should be targeted near the median (but without any fixed formula) of the range for individuals in similar positions with comparable responsibilities. We fix NEO base compensation at levels which we believe enables us to hire and retain individuals in a competitive environment and to reward performance at an acceptable level based upon contributions to our overall business goals. Base salaries are generally reviewed annually, but may be adjusted from time to time to realign salaries with market levels, taking into account such individual’s responsibilities, performance and experience. In reviewing base salaries, we consider several factors, including cost of living increases, levels of responsibility, experience, and a comparison to base salaries paid for comparable positions within the consumer products industry, the beverage industry and within the labor markets in which we participate, which we principally gather through our recruiting and retention experience, as well as our own base salaries for other executives and qualitative review of individual performance and results achieved. The annual review usually occurs in the first quarter of each calendar year and the Compensation Committee has completed its review for fiscal 2010. We may also utilize input on base salaries from executive search firms when making crucial hiring decisions.

Discretionary Annual Bonus

We provide incentive compensation to our NEOs in the form of discretionary annual cash bonuses based on a qualitative review of individual and company-wide financial and operational performance and/or results, consistent with our emphasis on pay-for-performance incentive compensation programs. These parameters vary depending on the individual executive, but relate generally to strategic factors such as sales, distribution levels, introduction of new products, overall operating performance, contribution margins and profitability. However, these parameters are used only as a broad guide of overall performance and we do not use a fixed formula for determination of discretionary annual cash bonuses with respect to our NEOs, individually or as a group. In addition, we analyze the proposed discretionary annual bonus amounts both as a percentage of base salary and in comparison to those amounts paid in previous fiscal years. We generally utilize discretionary cash bonuses to reward performance achievements for the time horizon of one year or less.

The actual amount of the discretionary annual bonus is determined and paid in the first quarter following a qualitative review of each NEO’s individual performance and contribution to our strategic goals during the prior year.

The Compensation Committee determines the discretionary annual bonuses for Rodney Sacks and Hilton Schlosberg and the Executive Committee (comprised of the Chairman and Chief Executive Officer and President and Chief Financial Officer) determines the discretionary annual bonuses for the other NEOs.  The discretionary annual bonuses for fiscal 2010 have been determined.

Long-Term Incentive Program

We believe that long-term performance is achieved through an ownership culture that encourages superior performance by our NEOs through the use of stock option awards. Our stock option plans have been established to provide our NEOs with incentives to further align their interests with the interests of the stockholders. Grants under stock option plans vest over a number of years, generally up to 5 years.

During 2001, the Company adopted the Hansen Natural Corporation 2001 Stock Option Plan (the “2001 Option Plan”). Our 2001 Stock Option Plan authorizes us to grant options to purchase shares of Common Stock to our employees. The Compensation Committee is the administrator of the Stock Option Plan and is authorized to grant stock options to employees thereunder. The Executive Committee is also authorized to grant options thereunder. Prior to 2007, stock option grants were generally made to existing NEOs at periodic intervals at the discretion of the Compensation Committee or the Executive Committee. On September 18, 2007, the Board adopted the 2001 Amended Option Plan, which was approved by our stockholders on November 9, 2007 and provides, among other items, that stock options may be granted to Consultants as well as to Employees (as such terms are defined in the 2001 Amended Option Plan).

Effective January 1, 2007, we implemented a new policy regarding the issuance of stock options.  Under the new procedures, the Compensation Committee has sole and exclusive authority to grant stock option awards to all employees who are not new hires and to all new hires who are subject to Section 16 of the Exchange Act. The Compensation Committee and the Executive Committee of the Board each independently has the authority to grant awards to new hires who are not Section 16 employees. Awards granted by the Executive Committee are not subject to approval or ratification by the Board or the Compensation Committee. For purposes of these procedures, a new hire means: (i) an employee who is commencing employment with the Company or its subsidiaries; or (ii) an employee who is receiving a promotion to a new position with the Company or one of its subsidiaries. The grant date of any award to a new hire shall be the first day that NASDAQ is open in the calendar month following the employee’s commencement of employment or the date of the employee’s promotion (as the case may be). Other than awards to new hires, awards may only be granted at one or more meetings held during the last two weeks of May and November of each year. The grant date of any award granted at May or November meetings shall be the first day that NASDAQ is open in June following such May meetings, or December following such November meetings (as the case may be). The new procedures also require certain same day documentation. During the fourth quarter of 2007, we amended our written procedures regarding the granting of stock options to conform to the 2001 Amended Option Plan.

The Compensation Committee will review and approve stock option awards to our NEOs based upon a review of compensation data principally gathered through our recruiting and retention experience, its qualitative assessment of individual performance, a review of each executive’s long-term incentives and retention considerations.

Other Compensation

Certain NEOs who are parties to employment agreements will continue to be subject to such agreements in their current form until such time as the Compensation Committee determines in its discretion that revisions to such employment agreements are advisable.  On March 6, 2009, the Company entered into employment agreements with Mr. Sacks (the “Sacks 2009 Employment Agreement”) and Mr. Schlosberg (the “Schlosberg 2009 Employment Agreement”). For a summary description of the terms of these agreements, see “Summary Compensation Table - Agreements with Named Executive Officers” below.  In addition, we intend to continue to maintain our current benefits and perquisites for our NEOs, which include automobile and benefit premiums, among other perquisites. However, the Compensation Committee in its discretion may revise, amend or add to such NEOs benefits and perquisites if it deems it advisable. We believe these benefits and perquisites are currently in line with those provided by comparable companies within the consumer products industry, the beverage industry and within the labor markets in which we participate for similarly situated executives, based principally on information gathered through our recruiting and retention experience.

Employee Benefit Plans

Our employees, including our NEOs, are entitled to various employee benefits which include medical and dental care plans, car allowances, other allowances, group life, disability, 401(k) plan as well as paid time off.

401(k) Plan

Our employees, including our NEOs, may participate in our 401(k) Plan, a defined contribution plan that qualifies under Section 401(k) of the Internal Revenue Code (the “Code”).  Participating employees may contribute up to 15% of their pretax salary up to statutory limits. We contribute 25% of the employee contribution, up to 8% of each employee’s earnings, which vests 20% each year for five years after the first anniversary date.

Separation and Change in Control Arrangements

Certain of our NEOs, per the terms of their respective employment agreements and/or employment offer letters and/or amendments to conditions of employment and/or stock option agreements, are eligible for certain benefits and/or payments if there is a change in control and/or employment terminates following a change in control, as described under “Potential Payments Upon Termination or Change in Control” beginning on page 27.

We believe these arrangements are an important part of overall compensation and will help to secure the continued employment and dedication of our NEOs prior to or following a change in control, notwithstanding any concern that they may have at such time regarding their own continued employment. In addition, we believe that these arrangements are an important recruitment and retention incentive.

Summary Compensation Table

On August 8, 2005, our Common Stock was split on a two-for-one basis through a 100% stock dividend.  On July 7, 2006 our Common Stock was split on a four-for-one basis through a 300% stock dividend.  All share information has been presented to reflect the stock splits.

The following table summarizes the total compensation of our NEOs during the fiscal years ended December 31, 2010, 2009 and 2008.  During the fiscal year ended December 31, 2010, our NEOs were Rodney C. Sacks, Hilton H. Schlosberg, Mark J. Hall, Thomas J. Kelly and Nick Gagliardi.  Though the Compensation Committee and the Executive Committee considered and analyzed the ongoing uncertain economic conditions under which the Company operated in 2010, and the effect such conditions had on our overall results of operations, such conditions did not have a significant impact in the determination of the compensation of our NEOs in 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (A)	Total ($)

Rodney C. Sacks	2010	410,192	225,000	—	—	—	—	48,922	684,114
Chairman, CEO and	2009	385,000	250,000	—	5,631,175	—	—	48,484	6,314,659
Director	2008	350,000	250,000	—	7,381,280	—	—	47,355	8,028,635

Hilton H. Schlosberg
Vice-Chairman,CFO,	2010	410,192	225,000	—	—	—	—	40,537	675,729
COO, President,	2009	385,000	250,000	—	5,631,175	—	—	37,968	6,304,143
Secretary and Director	2008	350,000	250,000	—	7,381,280	—	—	41,256	8,022,536

Mark J. Hall	2010	363,462	225,000	—	1,441,345	—	—	24,140	2,053,947
President Monster	2009	340,000	250,000	—	4,504,940	—	—	20,743	5,115,683
Beverage Division	2008	310,000	250,000	—	5,535,960	—	—	25,418	6,121,378

Thomas J. Kelly	2010	207,692	50,000	—	283,534	—	—	19,459	560,685
Vice President	2009	195,000	50,000	—	414,903	—	—	18,296	678,199
Finance	2008	185,000	50,000	—	369,064	—	—	17,269	621,333

Nick Gagliardi*
Chief Operating
Officer Monster	2010	104,942	50,000	—	—	—	—	70,199	225,141
Beverage Division	2009	98,077	—	—	1,635,741	—	—	8,486	1,742,304

*On April 2, 2010, Mr. Gagliardi tendered his resignation as the Chief Operating Officer of Monster Beverage Company, a division of HBC, a subsidiary of the Company, to pursue other business interests.

(1)   The amounts represent the current year unaudited grant date fair value for all share-based payment awards computed in accordance with Accounting Standards Codification (“ASC”) 718 based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the following assumptions:

	Dividend Yield	Expected Volatility	Risk Free Interest Rate	Expected Term
Mr. Sacks — 12/01/2009	0%	62.07%	2.74%	7.15 yrs.
Mr. Sacks — 06/02/2008	0%	62.02%	3.56%	5.60 yrs.
Mr. Schlosberg — 12/01/2009	0%	62.07%	2.74%	7.15 yrs.
Mr. Schlosberg — 06/02/2008	0%	62.02%	3.56%	5.60 yrs.
Mr. Hall — 12/01/2010	0%	56.54%	1.64%	6.37 yrs.
Mr. Hall — 12/01/2009	0%	62.07%	2.74%	7.15 yrs.
Mr. Hall — 06/02/2008	0%	62.02%	3.56%	5.60 yrs.
Mr. Kelly — 12/01/2010	0%	56.89%	1.64%	6.06 yrs.
Mr. Kelly — 12/01/2009	0%	62.92%	2.03%	5.94 yrs.
Mr. Kelly — 06/01/2009	0%	63.46%	2.55%	5.47 yrs.
Mr. Kelly — 06/02/2008	0%	62.02%	3.56%	5.60 yrs.
Mr. Gagliardi — 12/01/2009	0%	62.92%	2.03%	5.94 yrs.
Mr. Gagliardi — 08/03/2009	0%	62.31%	2.66%	5.70 yrs.

(A) All Other Compensation

Name	Year	Automobile ($)	401 K Match ($)	Benefit Premiums ($)	Health Club Memberships($)	Severance ($)	Other ($)	Total ($)

Rodney C. Sacks	2010	29,728	4,898	12,436	1,860	—	—	48,922
	2009	28,804	4,898	12,922	1,860	—	—	48,484
	2008	31,807	3,875	9,823	1,850	—	—	47,355

Hilton H. Schlosberg	2010	20,954	4,063	13,900	1,620	—	—	40,537
	2009	19,884	3,913	12,552	1,619	—	—	37,968
	2008	24,928	3,762	10,956	1,610	—	—	41,256

Mark J. Hall	2010	12,457	4,077	7,606	—	—	—	24,140
	2009	10,178	3,926	6,639	—	—	—	20,743
	2008	15,812	3,775	5,831	—	—	—	25,418

Thomas J. Kelly	2010	7,988	3,866	7,605	—	—	—	19,459
	2009	7,645	4,011	6,640	—	—	—	18,296
	2008	8,083	3,355	5,831	—	—	—	17,269

Nick Gagliardi	2010	5,666	3,295	4,582	—	49,733	6,923	70,199
	2009	6,197	—	2,289	—	—	—	8,486

Discussion of Summary Compensation Table:

Agreements with Named Executive Officers:

Rodney C. Sacks — We entered into the Sacks 2009 Employment Agreement as of March 6, 2009, pursuant to which Mr. Sacks will continue to render services as our Chairman and Chief Executive Officer. Effective January 1, 2011, Mr. Sacks’ base compensation is $420,000.  Under the Sacks 2009 Employment Agreement, Mr. Sacks’ annual base salary shall be reviewed annually and increased at the discretion of our Board. Mr. Sacks is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period of this agreement commenced on March 6, 2009 and continues through December 31, 2013, subject to automatic extension periods of one year unless notice of intent to not renew is given by either the Company or Mr. Sacks. Under the Sacks 2009 Employment Agreement, Mr. Sacks is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The Sacks 2009 Employment Agreement is subject to termination (i) upon the death or disability of Mr. Sacks, (ii) voluntarily by Mr. Sacks on 90 days’ written notice, (iii) for Cause (as defined therein) by the Company, or (iv) upon Constructive Termination (as defined therein) by Mr. Sacks. The severance provisions in the 2009 Sacks Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below. Since January 1, 2008, we granted Mr. Sacks an option, subject to time based vesting, to purchase 400,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008 and an option to purchase 250,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2009.

Hilton H. Schlosberg — We entered into the Schlosberg 2009 Employment Agreement as of March 6, 2009, pursuant to which Mr. Schlosberg will continue to render services as our President and Chief Financial Officer. Effective January 1, 2011, Mr. Schlosberg’s base compensation is $420,000.  Under the Schlosberg 2009 Employment Agreement, Mr. Schlosberg’s annual base salary shall be reviewed annually and increased at the discretion of our Board. Mr. Schlosberg is eligible to receive an annual bonus in an amount determined at the discretion of our Board as well as certain fringe benefits. The employment period of this agreement commenced on March 6, 2009 and continues through December 31, 2013, subject to automatic extension periods of one year unless notice of intent to not renew is given by either the Company or Mr. Schlosberg. Under the Schlosberg 2009 Employment Agreement, Mr. Schlosberg is subject to a confidentiality covenant and a six-month post-termination non-competition covenant. The Schlosberg 2009 Employment Agreement is subject to termination (i) upon the death or disability of Mr. Schlosberg, (ii) voluntarily by Mr. Schlosberg on 90 days’ written notice, (iii) for Cause (as defined therein) by the Company, or (iv) upon Constructive Termination (as defined therein) by Mr. Schlosberg. The severance provisions in the Schlosberg 2009 Employment Agreement are discussed in the “Potential Payments Upon Termination or Change in Control” section below. Since January 1 ,2008, we granted Mr. Schlosberg an option, subject to time based vesting, to purchase 400,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008 and an option to purchase 250,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2009.

Mark J. Hall — On January 21, 1997, Mr. Hall executed our written offer of employment.  The written offer of employment specifies that Mr. Hall’s employment with us is “at will” and thus may be terminated at any time for any or no reason. Effective January 1, 2011, Mr. Hall’s base compensation is $370,000.  Mr. Hall is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits.  Since January 1, 2008, we granted Mr. Hall an option, subject to time-based vesting, to purchase 300,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008, an option to purchase 200,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2009 and an option to purchase 50,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2010.

Thomas J. Kelly — Mr. Kelly’s employment is “at will” and thus may be terminated at any time for any or no reason.  Effective January 1, 2011, Mr. Kelly’s base compensation is $205,000. Mr. Kelly is eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits. Since January 1, 2008, we granted Mr. Kelly an option, subject to time-based vesting, to purchase 20,000 shares of Common Stock pursuant to a stock option agreement dated June 2, 2008, an option to purchase 10,000 shares of Common Stock pursuant to a stock option agreement dated June 1, 2009, an option to purchase 10,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2009 and an option to purchase 10,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2010.

Nick Gagliardi — On June 29, 2009, Mr. Gagliardi executed our written offer of employment.  The written offer of employment specified that Mr. Gagliardi’s employment with us was “at will” and terminable at any time for any or no reason. Effective January 1, 2010, Mr. Gagliardi’s base compensation was $270,000.  Mr. Gagliardi was eligible to receive an annual bonus in an amount determined at the discretion of our Executive Committee as well as certain fringe benefits. Since June 29, 2009, we granted Mr. Gagliardi an option, subject to time-based vesting, to purchase 60,000 shares of Common Stock pursuant to a stock option agreement dated August 3, 2009 and an option to purchase 25,000 shares of Common Stock pursuant to a stock option agreement dated December 1, 2009. On April 2, 2010, Mr. Gagliardi tendered his resignation as the Chief Operating Officer of Monster Beverage Company, a division of HBC, a subsidiary of the Company, to pursue other business interests. As a result, all stock option agreements were cancelled with no options vesting.

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards granted to our NEOs during the fiscal years ended December 31, 2010, 2009 and 2008.

Name	Grant Date	Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)

Rodney C. Sacks	12/01/2009	250,000	35.64	5,631,175
	06/02/2008	400,000	31.72	7,381,280

Hilton H. Schlosberg	12/01/2009	250,000	35.64	5,631,175
	06/02/2008	400,000	31.72	7,381,280

Mark J. Hall	12/01/2010	50,000	52.51	1,441,345
	12/01/2009	200,000	35.64	4,504,904
	06/02/2008	300,000	31.72	5,535,960

Thomas J. Kelly	12/01/2010	10,000	52.51	283,534
	12/01/2009	10,000	35.64	207,786
	06/01/2009	10,000	36.13	207,117
	06/02/2008	20,000	31.72	369,064

Nick Gagliardi	12/01/2009	25,000	35.64	519,465
	08/03/2009	60,000	32.25	1,116,276

(1)         The amounts represent the current year unaudited grant date fair value for all share-based payment awards computed in accordance with ASC 718, based on the estimated fair value of the options on the date of grant using the Black-Scholes-Merton option pricing formula with the assumptions listed under the summary compensation table.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by our NEOs at December 31, 2010.

		Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Exercise Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Rodney C. Sacks	07/12/2002	448,176	—		—	0.44625	07/12/2012	—	—	—	—
	05/28/2003	860,324	—		—	0.53125	05/28/2013	—	—	—	—
	03/23/2005	1,100,000	—		—	6.58750	03/23/2015	—	—	—	—
	11/11/2005	600,000	—		—	16.87000	11/11/2015	—	—	—	—
	06/02/2008	160,000	240,000	(1)	—	31.72000	06/02/2018	—	—	—	—
	12/01/2009	50,000	200,000	(2)	—	35.64000	12/01/2019	—	—	—	—

Hilton H. Schlosberg	07/12/2002	448,176	—		—	0.44625	07/12/2012	—	—	—	—
	05/28/2003	860,324	—		—	0.53125	05/28/2013	—	—	—	—
	03/23/2005	1,100,000	—		—	6.58750	03/23/2015	—	—	—	—
	11/11/2005	600,000	—		—	16.87000	11/11/2015	—	—	—	—
	06/02/2008	160,000	240,000	(1)	—	31.72000	06/02/2018	—	—	—	—
	12/01/2009	50,000	200,000	(2)	—	35.64000	12/01/2019	—	—	—	—

Mark J. Hall	06/02/2008	—	180,000	(3)	—	31.72000	06/02/2018	—	—	—	—
	12/01/2009	40,000	160,000	(4)	—	35.64000	12/01/2019	—	—	—	—
	12/01/2010	—	50,000	(5)	—	52.51000	12/01/2020	—	—	—	—

Thomas J. Kelly	11/11/2005	1,600	—		—	16.87000	11/11/2015	—	—	—	—
	06/02/2008	—	12,000	(6)	—	31.72000	06/02/2018	—	—	—	—
	06/01/2009	—	8,000	(7)	—	36.13000	06/01/2019	—	—	—	—
	12/01/2009	2,000	8,000	(8)	—	35.64000	12/01/2019	—	—	—	—
	12/01/2010	—	10,000	(9)	—	52.51000	12/01/2020

(1)	Vest as follows: 80,000 on June 2, 2011; 80,000 on June 2, 2012; 80,000 on June 2, 2013
(2)	Vest as follows: 50,000 on December 1, 2011; 50,000 on December 1, 2012; 50,000 on December 1, 2013; 50,000 on December 1, 2014
(3)	Vest as follows: 60,000 on June 2, 2011; 60,000 on June 2, 2012; 60,000 on June 2, 2013
(4)	Vest as follows: 40,000 on December 1, 2011; 40,000 on December 1, 2012; 40,000 on December 1, 2013; 40,000 on December 1, 2014
(5)	Vest as follows: 10,000 on December 1, 2011; 10,000 on December 1, 2012; 10,000 on December 1, 2013; 10,000 on December 1, 2014; 10,000 on December 1, 2015
(6)	Vest as follows: 4,000 on June 2, 2011; 4,000 on June 2, 2012; 4,000 on June 2, 2013
(7)	Vest as follows: 2,000 on June 1, 2011; 2,000 on June 1, 2012; 2,000 on June 1, 2013; 2,000 on June 1, 2014
(8)	Vest as follows: 2,000 on December 1, 2011; 2,000 on December 1, 2012; 2,000 on December 1, 2013; 2,000 on December 1, 2014
(9)	Vest as follows: 2,000 on December 1, 2011; 2,000 on December 1, 2012; 2,000 on December 1, 2013; 2,000 on December 1, 2014; 2,000 on December 1, 2015

Options Exercised and Stock Vested

The following table summarizes exercise of stock options by our NEOs during the Company’s fiscal year ended December 31, 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Rodney C. Sacks	—	—	—	—
Hilton H. Schlosberg	—	—	—	—
Mark J. Hall	855,672	38,211,118	—	—
Thomas J. Kelly	31,400	1,420,706	—	—
Nick Gagliardi	—	—	—	—

Pension Benefits

We do not maintain or make contributions to a defined benefit plan for any employees.

Non Qualified Deferred Compensation

None of our NEOs participated or have account balances in non-qualified defined contribution plans or other deferred compensation plans maintained by us. The Compensation Committee, which is comprised solely of “outside directors” as defined for the purposes of Section 162(m) of the Code, may elect to provide our NEOs or other employees with non-qualified defined contribution or deferred compensation benefits should they deem such benefits appropriate.

Potential Payments Upon Termination or Change in Control

We have entered into certain agreements and maintain certain plans that may require us to make certain payments and/or provide certain benefits to our NEOs in the event of a termination of employment or a change of control. The following tables and narrative disclosure summarize the potential payments to each of our NEOs assuming that one of the events listed in the tables below occurs. The tables assume that the event occurred on December 31, 2010, the last day of our fiscal year.

Key Employment Agreement and Stock Option Agreement Definitions

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described  in this section, cause (under which we may terminate their employment) is defined as: (i) an act or acts of dishonesty or gross misconduct on the executive’s part which result or are intended to result in material damage to our business or reputation; or (ii) repeated material violations by the executive of his obligations relating to his position and duties, which violations are demonstrably willful and deliberate on the executive’s part and which result in material damage to our business or reputation and as to which material violations our Board has notified the executive in writing.

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described in this section, constructive termination (under which they may terminate their employment) is defined as: (i) without the written consent of the executive, (A) the assignment to the executive of any duties inconsistent in any substantial respect with the executive’s position, authority or responsibilities as contemplated by the position and duties described in his employment agreement, or (B) any other substantial adverse change in such position, including titles, authority or responsibilities; (ii) any failure by us to comply with any of the provisions of his employment agreement, other than an insubstantial or inadvertent failure, remedied by us promptly after receipt of notice thereof given by the executive; (iii) our requiring the executive without his consent to be based at any office location outside of Riverside, California or Orange County, California, except for travel reasonably required in the performance of the executive’s responsibilities; or (iv) any failure by the Company to obtain the assumption and agreement by a successor entity to perform his employment agreement, provided that the successor entity has had actual written notice of the existence of his employment agreement and its terms and an opportunity to assume the Company’s responsibilities under his employment agreement during a period of 10 business days after receipt of such notice.

For purposes of the Sacks 2009 Employment Agreement and the Schlosberg 2009 Employment Agreement described in this section, disability is defined as any disability which would entitle the executive to receive full long-term disability benefits under our long-term disability plan, or if no such plan shall then be in effect, any physical or mental disability or incapacity which renders the executive incapable of performing the services required of him in accordance with his obligations under Section 5 of the employment agreement for a period of more than 120 days in the aggregate during any 12-month period during the employment period.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, change in control is defined as: (i) the acquisition of “Beneficial Ownership” by any person (as defined in rule 13(d)—3 under the Exchange Act), corporation or other entity other than us or a wholly owned subsidiary of 20% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Sacks and Mr. Schlosberg described in this section, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or drug or alcohol abuse; and good reason (under which they may terminate their employment) is defined as a reduction in the individual’s compensation or benefits, the individual’s removal from his current position or the assignment to the individual of duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with us.

For purposes of all the stock option agreements described in this section, total disability is defined as the complete and permanent inability of the executive to perform all his duties of employment with us.

For purposes of the employment offer letter with Mr. Hall described in this section, cause (under which we may terminate employment) shall mean an act of dishonesty, or reasons which justify summary dismissal.

For purposes of the stock option agreements with Mr. Hall described in this section, change in control is generally defined as: (i) the acquisition of “beneficial ownership” by any person (as defined in Rule 13(d)—3 under the Exchange Act), corporation or other entity other than us or a wholly owned subsidiary of ours of 50% or more of our outstanding stock; (ii) the sale or disposition of substantially all of our assets; or (iii) our merger with another corporation in which our Common Stock is no longer outstanding after such merger.

For purposes of the stock option agreements with Mr. Hall and Mr. Kelly described in this section, cause (under which we may terminate their employment) is defined as the individual’s act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations or satisfactory performance of his duties of employment, insubordination or drug or alcohol abuse.

Rodney C. Sacks

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive Termination ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	395,000	395,000	—	394,015	—
Vacation	30,384	30,384	30,384	30,384	—
Benefit Plans	12,435	19,539	—	27,145	—
Automobile	29,728	29,728	—	29,728	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	7,986,453	7,986,453
Total	467,547	474,651	30,384	8,467,725	7,986,453

(a)           Under the Sacks 2009 Employment Agreement, upon termination due to death or disability, Mr. Sacks, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)           Under the Sacks 2009 Employment Agreement, upon termination by us for cause or voluntary termination by Mr. Sacks, Mr. Sacks is entitled to payment for only accrued vacation.

(c)           Under the Sacks 2009 Employment Agreement, upon termination by us without cause and termination by Mr. Sacks for constructive termination i.e. for good cause, or if we elect not to renew his employment agreement, Mr. Sacks is entitled to the present value of his base salary for the period through December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year U.S. Treasury Bills in effect on the day that is 30 business days prior to the date of termination. In addition, Mr. Sacks is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Sacks is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination. In addition, under Mr. Sacks’ stock option agreements, if Mr. Sacks’ employment is terminated by us without cause or by Mr. Sacks for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)           Under Mr. Sacks’ stock option agreements, upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Sacks, be purchased by the Company for cash at a price equal to the aggregate of the fair market value for one (1) share of our Common Stock less the purchase price payable by Mr. Sacks to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Sacks has the option to purchase.

Hilton H. Schlosberg

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability and Termination by the Executive for Constructive Termination ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	395,000	395,000	—	394,015	—
Vacation	25,840	25,840	25,840	25,840	—
Benefit Plans	13,900	21,004	—	34,904	—
Automobile	6,168	6,168	—	6,168	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	7,986,453	7,986,453
Total	440,908	448,012	25,840	8,447,380	7,986,453

(a)           Under the Schlosberg 2009 Employment Agreement, upon termination due to death or disability, Mr. Schlosberg, or his legal representative, is entitled to continuation of base salary, employee plan benefits for himself and his family and automobile benefits for a period of one year from the date of termination and payment for accrued vacation.

(b)           Under the Schlosberg 2009 Employment Agreement, upon termination by us for cause or voluntary termination by Mr. Schlosberg, Mr. Schlosberg is entitled to payment for only accrued vacation.

(c)           Under the Schlosberg 2009 Employment Agreement, upon termination by us without cause and termination by Mr. Schlosberg for constructive termination i.e. for good cause, or if we elect not to renew his employment agreement, Mr. Schlosberg is entitled to the present value of his base salary for the period through December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer, at the rate in effect on the date of termination, discounted at the interest rate payable on one year U.S. Treasury Bills in effect on the day that is 30 business days prior to the date of termination.  In addition, Mr. Schlosberg is entitled to continuation of all benefit plans and automobile benefits for the period from the date of termination to December 31, 2013, or through the date which is twelve months from the date of termination, whichever period is longer. Also, in the case of termination without cause, Mr. Schlosberg is entitled to two weeks base salary in lieu of notice at the rate in effect on the date of termination.  In addition, under Mr. Schlosberg’s stock option agreements, if Mr. Schlosberg’s employment is terminated by us without cause or by Mr. Schlosberg for good reason, all stock option awards shall immediately become exercisable in their entirety.

(d)           Under Mr. Schlosberg’s stock option agreements, upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may with the consent of Mr. Schlosberg, be purchased by us for cash at a price equal to the aggregate of the fair market value for one (1) share of our Common Stock less the purchase price payable by Mr. Schlosberg to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Schlosberg has the option to purchase.

Mark J. Hall

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	—	—	—	58,333	—
Vacation	14,876	14,876	14,876	14,876	—
Benefit Plans	—	—	—	2,356	—
Automobile	—	—	—	—	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	—	7,628,156
Total	14,876	14,876	14,876	75,565	7,628,156

(a)           Under our general employment practices, upon termination due to death or disability, Mr. Hall, or his legal representative, is entitled to payment for accrued vacation.

(b)           Under Mr. Hall’s employment offer letter, dated January 21, 1997, and our general employment practices, upon termination by us for cause or voluntary termination by Mr. Hall, Mr. Hall is entitled to payment for accrued vacation.

(c)           Under Mr. Hall’s employment offer letter, dated January 21, 1997, upon termination by us without cause, Mr. Hall is entitled to two months severance pay and the continuation of medical and dental benefit coverage for both himself and his family for a period of two months. In addition, under our general employment practices, Mr. Hall is entitled to payment for accrued vacation.

(d)           Under Mr. Hall’s stock option agreements (exclusive of the stock option agreements dated July 12, 2002 and December 1, 2010), upon a change in control, all stock option awards shall immediately become exercisable in their entirety and the options may, with the consent of Mr. Hall, be purchased by us for cash at a price equal to the aggregate of the fair market value for one (1) share of our Common Stock less the purchase price payable by Mr. Hall to exercise the options as set forth under each option agreement, multiplied by the number of shares of Common Stock which Mr. Hall has the option to purchase. Under Mr. Hall’s stock option agreements dated July 12, 2002 and December 1, 2010, our Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options, not theretofore exercisable, shall immediately become exercisable and that any options not exercised prior to such change in control shall be canceled.

Thomas J. Kelly

Circumstances of Termination
Payments and Benefits	Death ($)	Disability ($)	Cause and Voluntary Termination ($)	Termination by Corporation other than for Cause or Disability ($)	Change in control ($)
	(a)	(a)	(b)	(c)	(d)
Base Salary	—	—	—	—	—
Vacation	9,632	9,632	9,632	9,632	—
Benefit Plans	—	—	—	—	—
Automobile	—	—	—	—	—
Perquisites and other personal benefits	—	—	—	—	—
Acceleration of stock option awards	—	—	—	—	—
Total	9,632	9,632	9,632	9,632	—

(a)                                  Under our general employment practices, upon termination due to death or disability, Mr. Kelly or his legal representative, is entitled to payment for accrued vacation.

(b)                                 Under our general employment practices, upon termination by us for cause or voluntary termination by Mr. Kelly, Mr. Kelly is entitled to payment for accrued vacation.

(c)                                  Under our general employment practices, upon termination by us without cause, Mr. Kelly is entitled to payment for accrued vacation.

(d)                                 Under Mr. Kelly’s stock option agreements, the Board may, at any time, in its sole discretion, provide that upon the occurrence of a change in control (as determined by the Board), all or a specified portion of any outstanding options not theretofore exercisable, shall immediately become exercisable and that any options not exercised prior to such change in control shall be canceled. Under the Amendment to Conditions of Employment of Mr. Kelly dated December 7, 1999, if, following a change in control, Mr. Kelly’s employment with us is terminated by us other than for cause or in the event that Mr. Kelly resigns under circumstances which constitute constructive dismissal by us of Mr. Kelly, then Mr. Kelly shall be entitled to receive severance pay from us as follows: If termination occurs within the first six (6) months after the change in control occurs, Mr. Kelly shall be entitled to six (6) months severance pay in the amount of $100,000; if termination occurs between six (6) and twelve (12) months after the change in control occurs, Mr. Kelly shall be entitled to five (5) months severance pay in the amount of $83,333; if termination occurs between twelve (12) and eighteen (18) months after the change in control occurs, Mr. Kelly shall be entitled to four (4) months severance pay in the amount of $66,667 and if the termination occurs between eighteen and twenty-four (24) months after the change in control occurs, Mr. Kelly shall be entitled to three (3) months severance pay in the amount of $50,000.

DIRECTOR COMPENSATION

The following table sets forth a summary of the fees earned by our outside directors during the fiscal year ended December 31, 2010.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Benjamin M. Polk	26,250	45,000	45,015	—	—	—	116,265
Norman C. Epstein	75,000	45,000	45,015	—	—	—	165,015
Sydney Selati	62,500	45,000	45,015	—	—	—	152,515
Harold C. Taber, Jr.	67,500	45,000	45,015	—	—	—	157,515
Mark S. Vidergauz	50,000	45,000	45,015	—	—	—	140,015

(1)          The outside directors held the following numbers of restricted stock units as of December 31, 2010; Benjamin M. Polk, 1,172; Norman C. Epstein, 1,172; Harold C. Taber, Jr. 1,172; Mark S. Vidergauz, 1,172 and Sydney Selati, 1,172. Each restricted stock unit represents either (i) a contingent right to receive one share of the Common Stock or (ii) a cash amount equal to the number of shares received as of the vesting date (the last business day prior to the Annual Meeting).

(2)          The outside directors held the following numbers of outstanding stock options as of December 31, 2010; Benjamin M. Polk, 11,767; Norman C. Epstein, 2,167; Harold C. Taber, Jr. 21,367; Mark S. Vidergauz, 11,767 and Sydney Selati, 2,167.

In 2010, outside directors were entitled to receive an annual retainer of $45,000. Except for committee chairs, members of the Audit Committee received an additional annual retainer of $7,500 and members of the Compensation Committee and Nominating Committee received an additional $5,000. The chairman of the Audit Committee received an additional annual retainer of $15,000 and the chairs of the Compensation Committee and Nominating Committee each received an additional $10,000.

Employee Stock Option Plans

The 2001 Amended Option Plan provides for the grant of options to purchase up to 22,000,000 shares of the Common Stock of the Company to certain key employees or non-employees of the Company and its subsidiaries. Options granted under the 2001 Amended Option Plan may be incentive stock options under Section 422 of the Code, nonqualified stock options, or stock appreciation rights.  The 2001 Amended Option Plan provides, among other items, that stock options may be granted to Consultants (as such term is defined in the Amended Plan) as well as to employees. Option grants may be made under the 2001 Amended Option Plan for ten years from the effective date of the 2001 Amended Option Plan.

The 2001 Option Plan is administered by the Compensation Committee, which is comprised of directors who satisfy the “non-employee” director requirements of Rule 16b-3 under the Exchange Act and the “outside director” provision of Section 162(m) of the Code.  Grants under the 2001 Amended Option Plan are made pursuant to individual agreements between the Company and each grantee that specifies the terms of the grant, including the exercise price, exercise period, vesting and other terms thereof.

Outside Directors Stock Option Plans

During 2009, the Company adopted the 2009 Hansen Natural Corporation Stock Incentive Plan for Non-Employee Directors (the “2009 Directors Plan”) that permits the granting of options, stock appreciation rights (each, an “SAR”), and other stock-based awards to purchase up to an aggregate of 800,000 shares of Common Stock to non-employee directors of the Company. The 2009 Directors Plan is administered by the Board of Directors. Each award granted under the 2009 Directors Plan will be evidenced by a written agreement and will contain the terms and conditions that the Board of Directors deems appropriate. The Board of Directors may grant such awards on the last business day prior to the date of the annual meeting of stockholders. Any award granted under the 2009 Directors Plan will vest, with respect to 100% of such award, on the last business day prior to the date of the annual meeting, in the calendar year following the calendar year in which such award is granted. The Board of Directors may determine the exercise price per share of the Company’s Common Stock under each option, but such price may not be less than 100% of the closing price of the Company’s Common Stock for one share on the date an option is granted. Option grants may be made under the 2009 Directors Plan for 10 years from June 4, 2009. The Board of Directors may also grant SARs, independently, or in connection with an option grant. The Board of Directors may determine the exercise price per share of the Company’s Common Stock under each SAR, but such price may not be less than the greater of (i) the fair market value of a share on the date the SAR is granted and (ii) the price of the related option, if the SAR is granted in connection with an option grant. Additionally, the Board of Directors may grant other stock-based awards, which include awards of shares of the Company’s Common Stock, restricted shares of the Company’s Common Stock, and awards that are valued based on the fair market value of shares of the Company’s Common Stock. SARs and other stock-based awards are subject to the general provisions of the 2009 Directors Plan. The Board of Directors may amend or terminate the 2009 Directors Plan at any time.

During 2005, the Company adopted the 2005 Hansen Natural Corporation Stock Option Plan for Non-Employee Directors (“2005 Directors Plan”). The 2005 Directors Plan, which was replaced by the 2009 Directors Plan, permitted the granting of options to purchase up to an aggregate of 800,000 shares of Common Stock of the Company to non-employee directors of the Company. On the date of the annual meeting of stockholders at which an eligible director was initially elected, each eligible director was entitled to receive a one-time grant of an option to purchase 24,000 shares of the Company’s Common Stock, exercisable at the closing price for a share of Common Stock on the date of grant. Additionally, on the fifth anniversary of the election of eligible directors elected or appointed to the Board of Directors, and each fifth anniversary thereafter, each eligible director was to receive an additional grant of an option to purchase 19,200 shares of the Company’s Common Stock. Options became exercisable in four equal installments, with the grant immediately vested with respect to 25% of the grant, and the remaining installments vesting on the three successive anniversaries of the date of grant; provided that all options held by an eligible director became fully and immediately exercisable upon a change in control of the Company. Options granted under the 2005 Directors Plan that were not exercised, generally expired 10 years after the date of grant. Option grants could be made under the 2005 Directors Plan for 10 years from the effective date of the 2005 Directors Plan. The 2005 Directors Plan was a “formula plan” so that a non-employee director’s participation in the 2005 Directors Plan did not affect his status as a “disinterested person” (as defined in Rule 16b-3 of the Exchange Act).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2010 with respect to shares of our Common Stock that may be issued under our equity compensation plans.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)

Equity compensation plans approved by stockholders	9,748,739	$17.18	3,717,405
Equity compensation plans not approved by stockholders	—	—	—
Total	9,748,739	$17.18	3,717,405

As of March 28, 2011, 3,682,105 shares were available for grant under equity compensation plans.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

The Board has determined that Messrs. Epstein, Taber, Selati and Vidergauz are independent directors under applicable NASDAQ Marketplace Rules and SEC regulations.

Each director and nominee for election as a director delivers to the Company annually a questionnaire that includes, among other things, information relating to any transactions the director or nominee or their family members, may have with the Company, or in which the director or nominee, or such family member, has a direct or indirect material interest.

The Board, through its Audit Committee, reviews, approves and monitors all related party transactions. The Audit Committee’s policies and procedures for related party transactions are not in writing, but the proceedings are documented in the minutes of the Audit Committee meetings. The Audit Committee will assess, among factors it deems appropriate, whether the transaction is on terms no more favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related party’s interest in the transaction. The Audit Committee is responsible for reviewing all related party transactions on a continuing basis as well as potential conflict of interest situations where appropriate. No director shall participate in any discussion or approval of a transaction for which he is a related party, except that this director shall provide all material information concerning the transaction to the Audit Committee.

•                              Benjamin M. Polk is a partner in Schulte Roth & Zabel LLP, a law firm that we have retained since May 2004, and was previously a partner with Winston & Strawn LLP, a law firm (together with its predecessors) that had been retained by the Company since 1992. Expenses incurred in connection with services rendered by the firm to the Company during the fiscal year ended December 31, 2010 were $3.5 million.

•                              During 2010, we purchased promotional items from IFM Group, Inc. (“IFM”).  Rodney C. Sacks, together with members of his family, owns approximately 27% of the issued shares in IFM.  Hilton H. Schlosberg, together with members of his family, owns approximately 58% of the issued shares in IFM. Expenses incurred with such company in connection with promotional materials purchased during the fiscal year ended December 31, 2010 were $0.8 million. We continue to purchase promotional items from IFM Group, Inc. in 2011.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is available on our website at http://investors.hansens.com/documents.cfm. The Board of Directors has determined that the members of the Audit Committee are “independent,” as defined in the NASDAQ Marketplace Rules and SEC regulations relating to audit committees, meaning that they have no relationship to the Company that may interfere with the exercise of independent judgment in carrying out their responsibilities of a director.

Duties and Responsibilities

The Audit Committee consists of three independent directors (as independence is defined by NASD Rule 4200(a)(15)). Our Board of Directors has determined that Mr. Epstein is (1) an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Exchange Act, and (2) independent as defined by the NASDAQ Marketplace Rules and Section 10A(m)(3) of the Exchange Act. The Audit Committee appoints, determines funding for, oversees and evaluates the independent registered public accounting firm with respect to accounting, internal controls and other matters, and makes other decisions with respect to audit and finance matters including the review of our quarterly and annual filings on Form 10-Q and Form 10-K. The Audit Committee also pre-approves the retention of the independent registered public accounting firm, and the independent registered public accounting firm’s fees for all audit and non-audit services provided by the independent registered public accounting firm and determines whether the provision of non-audit services is compatible with maintaining the independence of the independent registered public accounting firm. All members of the Audit Committee are able to read and understand financial statements and have experience in finance and accounting that provides them with financial sophistication.

Pursuant to authority delegated by the Board of Directors and the Audit Committee’s written charter, the Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to:

•      the integrity of the Company’s financial statements;

•      the Company’s systems of internal controls regarding finance and accounting as established by management;

•      the qualifications and independence of the independent registered public accounting firm;

•      the performance of the Company’s independent registered public accounting firm;

•      the Company’s auditing, accounting and financial reporting processes generally; and

•      compliance with the Company’s ethical standards for senior financial officers and all personnel.

In fulfilling its duties, the Audit Committee maintains free and open communication with the Board, the independent registered public accounting firm, financial management and all employees.

Report of the Audit Committee

In connection with these responsibilities, the Audit Committee met with management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm, to review and discuss the Company’s audited financial statements for the fiscal year ended December 31, 2010. The Audit Committee also discussed with the independent registered public accounting firm the matters required by the Public Company Accounting Oversight Board (the “PCAOB”) AU Section 325 “Communications about Control Deficiencies in an Audit of Financial Statements” and AU Section 380 “Communications with Audit Committees”, as may be modified or supplemented. The Audit Committee also received from Deloitte & Touche LLP the written disclosures and the letter required by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence”, as may be modified or supplemented, and has discussed with Deloitte & Touche LLP its independence.

Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Audit Committee
Norman C. Epstein, Chairman
Harold C. Taber, Jr.
Sydney Selati

Principal Accounting Firm Fees

Accounting Fees

Aggregate fees billed and unbilled to the Company for service provided for the fiscal years ended December 31, 2010 and 2009 by the Company’s independent registered public accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively “Deloitte & Touche”):

	Year ended December 31,
	2010	2009
Audit Fees	$1,234,183	$915,415
Audit-Related Fees(1)	—	—
Tax Fees(2)	391,703	295,743
All Other Fees	19,379	—
Total Fees(3)	$1,645,265	$1,211,158

(1) Audit-related fees consisted of fees for consultations regarding reporting matters under regulations of the SEC.

(2) Tax fees consisted of fees for tax consultation services including advisory services for state tax analysis and domestic and international tax advice.

(3) For the years ended December 31, 2010 and 2009, all of the services performed by Deloitte & Touche were approved by the Audit Committee.

Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.  Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its chairman when necessary due to timing considerations. Any services approved by the chairman must be reported to the full Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with the pre-approval policies, and the fees for the services performed to date.

COMPENSATION COMMITTEE

The Compensation Committee is responsible for reviewing, developing and recommending to the Board the appropriate management compensation policies, programs and levels, and reviewing the performance of the Chief Executive Officer, President and other senior executive officers periodically in relation to these objectives.

The Compensation Committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of the Company. The Compensation Committee has access, at the Company’s expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The Compensation Committee believes that the compensation policies and programs as outlined above in “Compensation Discussion and Analysis” ensure that levels of executive compensation fairly reflect the performance of the Company, thereby serving the best interests of its stockholders. The Board has adopted written Equity Grant Procedures, which are available on our website at http://investors.hansens.com/documents.cfm.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

For the fiscal year ended December 31, 2010, the Company’s Compensation Committee was comprised of Mr. Epstein, Mr. Selati, Mr. Taber and Mr. Vidergauz. No interlocking relationships exist between any member of the Company’s Board of Directors or Compensation Committee and any member of the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee, other than Mr. Taber, who served as President and Chief Executive Officer of HBC from July 1992 to June 1997, is or was formerly an officer or an employee of the Company.

Compensation Committee Report

We have reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussions, we recommend to the Board that the Compensation Discussion and Analysis referred to above be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

Compensation Committee

Norman C. Epstein, Chairman

Sydney Selati

Harold C. Taber, Jr.

Mark S. Vidergauz

NOMINATING COMMITTEE

The Nominating Committee assists the Board in fulfilling its responsibilities by establishing, and submitting to the Board for approval, criteria for the selection of new directors; identifying and approving individuals qualified to serve as members of the Board; selecting director nominees for our annual meetings of stockholders; evaluating the performance of the Board; reviewing and recommending to the Board any appropriate changes to the committees of the Board; and developing and recommending to the Board corporate governance guidelines and oversight with respect to corporate governance and ethical conduct. The Board of Directors has adopted a written charter for the Nominating Committee. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available on our website at http://investors.hansens.com/documents.cfm.

Process for Selection and Nomination of Directors

In connection with the process of selecting and nominating candidates for election to the Board, the Nominating Committee reviews the desired experience, mix of skills and other qualities to assure appropriate Board composition, taking into account the current Board members and the specific needs of the Company and the Board. Among the qualifications to be considered in the selection of candidates, the Nominating Committee considers the experience, knowledge, skills, expertise, diversity, personal and professional integrity, character, business judgment, time available in light of other commitments and dedication of any particular candidate, as well as such candidate’s past or anticipated contributions to the Board and its committees so that the Board includes members, where appropriate, with diverse backgrounds, knowledge and skills relevant to the business of the Company.  While not a formal policy, the Company’s director selection and nomination processes call for the Nominating Committee, during the review and selection process, to seek diversity within the Board. See “Deadlines for Receipt of Stockholder Proposals” for information regarding nominations of director candidates by stockholders for the 2012 annual meeting of stockholders.

Though the Nominating Committee does not solicit recommendations for director candidates, the Nominating Committee has a policy regarding the consideration of any director candidates recommended by stockholders. Suggestions for candidates to the Board may be made in writing and mailed to the Nominating Committee, c/o Office of the Secretary, Hansen Natural Corporation, 550 Monica Circle,

Suite 201, Corona, CA 92880. Nominations must be submitted in a manner consistent with our by-laws. We will furnish a copy of the by-laws to any person, without charge, upon written request directed to the Office of the Secretary at our principal executive offices. Each candidate suggestion made by a stockholder must include the following:

•                  the candidate’s name, contact information, detailed biographical material, qualifications and an explanation of the reasons why the stockholder believes that this candidate is qualified for service on the Board;

•                  all information relating to the candidate that is required to be disclosed in solicitations of proxies for elections of directors in an election contest, or as otherwise required, under the securities laws;

•                  a written consent of the candidate to being named in a Company proxy statement as a nominee and to serving as a director, if elected; and

•                  a description of any arrangements or undertakings between the stockholder and the candidate regarding the nomination.

Our Nominating Committee will evaluate all stockholder-recommended candidates on the same basis as any other candidate.

Director Resignation Policy

In 2010, the Board adopted a director resignation policy. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation. The Board must act on the tendered resignation.  If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. A copy of the director resignation policy is available on our website at http://investors.hansens.com/documents.cfm.

Nominating Committee

Harold C. Taber, Jr., Chairman

Norman C. Epstein

Sydney Selati

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011

The Audit Committee has appointed Deloitte & Touche LLP, an independent registered public accounting firm, to audit the financial statements of the Company for the fiscal year ending December 31, 2011. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions from stockholders of the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE

APPROVAL OF HANSEN NATURAL CORPORATION

2011 OMNIBUS INCENTIVE PLAN

The following is a summary of the material terms of the Hansen Natural Corporation 2011 Omnibus Incentive Plan (the “2011 Incentive Plan”). The full text of the 2011 Incentive Plan is attached as Exhibit A to this proxy statement, and the following summary is qualified in its entirety by reference to the terms of the 2011 Incentive Plan. Stockholders are urged to review the 2011 Incentive Plan before determining how to vote on this proposal.

The 2011 Incentive Plan is intended to replace the 2001 Amended Option Plan. The 2011 Incentive Plan was approved by the Board on February 25, 2011, subject to stockholder approval at the Annual Meeting.  The 2001 Amended Option Plan will be terminated as of May 19, 2011, if the 2011 Incentive Plan is approved by stockholders at the Annual Meeting. The Company’s currently active plans consist of the 2001 Amended Option Plan, as amended by the Board on September 18, 2007 and approved by our stockholders on November 9, 2007, and the 2009 Directors Plan, (together the “Current Plans”). The Board believes that it is in the best interests of the Company and its stockholders to approve the 2011 Incentive Plan.

Purpose of Stockholder Approval

As of March 28, 2011, there were 3,682,105 shares available for future awards under the Current Plans; of that number, 2,898,800 shares were available under the 2001 Amended Option Plan and 783,305 were available under the 2009 Directors Plan. The 2001 Amended Option Plan has a ten year term and no options can be granted under this plan after July 1, 2011, or May 19, 2011 if the 2011 Incentive Plan is approved by stockholders at the Annual Meeting. Awards granted before the termination date will remain in effect until they have been exercised, have been terminated or have expired.

Accordingly, stockholders are being asked to approve the 2011 Incentive Plan, including the performance criteria described below and the issuance of shares of Common Stock to eligible participants in accordance with the 2011 Incentive Plan, in order to assist the Company in meeting the purpose set forth below and to ensure that incentive awards otherwise meeting the requisites of “performance-based” compensation under Code Section 162(m) will not be disallowed as a deduction to the Company for federal income tax purposes.

Your approval of the 2011 Incentive Plan will allow the Company to continue attracting and retaining selected individuals to serve as employees or consultants of the Company, and who are expected to contribute to the Company’s success and align their interests with the long-term interests of stockholders of the Company through the additional incentives inherent in the awards granted under the 2011 Incentive Plan.

The Plan will become effective upon approval by the stockholders and will terminate on the tenth (10th) anniversary of that date, provided that awards granted before the termination date will remain in effect until they have been exercised, have been terminated or have expired.

Burn Rate

In administering our equity compensation program, we consider our Burn Rate (as defined below) in evaluating the impact of the program on our stockholders.

Our Burn Rate is defined as the number of equity awards granted in the year, divided by the undiluted weighted average number of common shares outstanding during the year. It measures the potential dilutive effect of annual equity grants. For the fiscal year ended December 31, 2010, our Burn Rate was 0.76% and our three (3) year average Burn Rate from the fiscal year ended December 31, 2008 through the fiscal year ended December 31, 2010 was 1.38%.

We believe that our Burn Rate is reasonable in relation to companies in our industry and reflects a judicious use of equity for compensation purposes.

Additional Equity Award Information

The following table sets forth additional information regarding stock options outstanding as of March 28, 2011:

	Outstanding Options (in millions)	Weighted Average Exercise Price ($)	Weighted Average Remaining Years of Contractual Life
In-the-money Options outstanding in excess of six years	4,855,500	$3.29	2.84
Underwater Options outstanding in excess of six years	—	—	—
All Options outstanding less than six years	4,808,264	$31.16	7.08

As of March 28, 2011, there were approximately 9,663,764 stock option awards that remained outstanding and unexercised. The stock options had a weighted average exercise price of $17.15 and a weighted average remaining life of 4.95 years. The options generally vest ratably over the first five (5) anniversaries of the date of grant. As of March 28, 2011, there were approximately 5,860 full value shares outstanding under the 2009 Directors Plan and no full value shares outstanding under the 2001 Amended Option Plan.

The following table sets forth additional information regarding in-the-money stock options outstanding in excess of six years as of March 28, 2011:

Grant Date	Remaining Contractual Life	Exercise Price ($)	Vested Options
07/12/2002	1.26	$0.44625	900,852
05/28/2003	2.14	$0.53125	1,720,648
01/05/2005	3.75	$4.18875	34,000
03/23/2005	3.96	$6.58750	2,200,000
Total in-the-money stock options outstanding in excess of six years			4,855,500

SUMMARY OF THE PLAN

Administration of the Plan

The 2011 Incentive Plan will be administered by the Compensation Committee, or a subcommittee thereof. The Compensation Committee has the authority to select the participants who will receive awards under the 2011 Incentive Plan, to determine the type and terms of the awards and to interpret and to administer the 2011 Incentive Plan. The 2011 Incentive Plan is designed to provide the Compensation Committee with a wide range of awards and performance criteria so that it can apply the proper types of incentives to fit the circumstances. The 2011 Incentive Plan allows the Compensation Committee to award stock options, stock appreciation rights, restricted stock shares or units, performance awards and other share-based awards. Each award granted under the 2011 Incentive Plan will be evidenced by a written agreement and will contain the terms and conditions that the Board deems appropriate. To the extent consistent with applicable law, the Compensation Committee may delegate (i) to a committee of one or more directors any of its authority under the 2011 Incentive Plan and (ii) to one or more executive officers or a committee of executive officers the right to grant awards to employees who are not executive officers.

Eligibility to Participate in the Plan

Awards may be granted under the 2011 Incentive Plan to any employee or consultant who provides services to the Company, except for incentive stock options which may be granted only to the Company’s employees.

Type and Amount of Securities Offered

No more than 7,250,000 shares of Common Stock may be authorized for issuance under the 2011 Incentive Plan, subject to anti-dilution or enlargement adjustment in the event of certain changes in the Company’s corporate structure; provided, that the shares authorized under the 2011 Incentive Plan shall be reduced by 2.16 for each share granted or issued with respect to a Full Value Award (as defined below). A Full Value Award is an award other than an incentive stock option, a nonqualified stock option or a stock appreciation right, which is settled by the issuance of shares. In the event of forfeiture, expiration, termination, cash settlement or non-issuance, those unissued shares are eligible for later issuance under the 2011 Incentive Plan; provided, that with respect to each share related to a Full Value Award that is forfeited, expired, terminated, cash-settled or not issued, the number of shares again available for issuance under the 2011 Incentive Plan shall increase by 2.16. Subject to the terms of the 2011 Incentive Plan, substitute awards and awards available under a pre-existing plan approved by stockholders shall not reduce the shares authorized for grant under the 2011 Incentive Plan or authorized for grant to a participant in any calendar year.

Terms and Conditions of Awards

The Compensation Committee may grant stock options under the 2011 Incentive Plan. Options may be either “incentive stock options,” as defined in Code Section 422, or non-statutory stock options. The option exercise price shall be no less than 100% of the fair market value of one share on the date of the grant of such option; provided, that the option price of an incentive stock option granted to a participant who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, shall be no less than 110% of the fair market value of one share on the date of grant of such option. The aggregate fair market value of the shares for which incentive stock options granted to any participant under the 2011 Incentive Plan may first become exercisable in any calendar year shall not exceed $100,000. Solely for purposes of determining whether shares are available for the grant of incentive stock options under the 2011 Incentive Plan, the maximum aggregate number of shares that may be issued pursuant to incentive stock options granted under the 2011 Incentive Plan shall be 7,250,000 shares, subject to adjustment. The expiration date of options cannot be more than ten (10) years after the date of the original grant; provided, that no incentive stock option granted to a 10% shareholder shall be exercisable after five (5) years from the date the option is granted. The specific terms of each option grant, including vesting conditions, exercise price and option term, will be set forth in option agreements with the participant.

The Compensation Committee may grant stock appreciation rights under the 2011 Incentive Plan.  A stock appreciation right entitles the holder to receive an amount in cash, shares of Common Stock, other property or a combination thereof (each as determined by the Compensation Committee) upon exercise, computed by reference to appreciation in the value of the Common Stock. The grant price of a stock appreciation right cannot be less than 100% of the fair market value of a share of Common Stock at the time of grant. A stock appreciation right shall have a term not greater than ten (10) years.

Prior to the issuance of shares upon the exercise of an option or stock appreciation right, no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the underlying shares.

The Compensation Committee may not, without the approval of the stockholders, (a) lower the grant price of a stock option or any stock appreciation right after the date of grant, (b) cancel a stock option or any stock appreciation right in exchange for cash or another award (other than in connection with a Change in Control as defined in the 2011 Incentive Plan) or (c) take any other action with respect to a stock option or stock appreciation right that would be treated as a re-pricing under the rules and regulations of NASDAQ, unless the reduction is equitable or appropriate to prevent dilution or enlargement of the rights of a participant in connection with a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structures affecting the shares or the value thereof.

The Compensation Committee may grant restricted shares of Common Stock or restricted stock units under the 2011 Incentive Plan, with or without payment therefore, as the Compensation Committee shall determine in its discretion. Awards of restricted stock or restricted stock units may be awarded as a form of payment of performance awards and other earned cash-based incentive compensation. The specific terms of a grant, including vesting and forfeiture provisions and other restrictions, will be set forth in an agreement with the participant. Following the award of restricted stock shares, the participant has all the voting rights of a stockholder.

The Compensation Committee may also make awards of performance shares or performance cash incentives under the 2011 Incentive Plan, subject to the satisfaction of specified performance criteria. Performance awards may be paid in shares of Common Stock, cash, other property or any combination thereof. The specific terms of a performance award will be set forth in an agreement with the participant.

The Compensation Committee may grant other share-based awards under the 2011 Incentive Plan, having such vesting, forfeiture and other terms as may be set forth in an award agreement.

Subject to adjustments pursuant to the 2011 Incentive Plan, no participant may be granted (a) options during any twelve (12) month period with respect to more than 1 million shares, (b) stock appreciation rights during any twelve (12) month period with respect to more than 1 million shares, (c) restricted stock awards and restricted stock unit awards in any twelve (12) month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 500,000 shares, (d) performance awards in any twelve (12) month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 500,000 shares and (e) other share-based awards in any twelve (12) month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in shares with respect to more than 500,000 shares. In addition to the foregoing, the maximum dollar value that may be earned by any participant in any twelve (12) month period with respect to performance awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5,000,000. Notwithstanding the foregoing, the limitation with respect to each award(s) shall be increased by an amount of a participant’s unused limitation applicable to such award as of the close of the previous twelve (12) month period. If an award is cancelled, the cancelled award shall continue to be counted toward the applicable limitations.

Performance Criteria

If the Compensation Committee determines at the time a restricted stock award, restricted stock unit award, performance award or other share-based award is granted to a participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such award, a “covered employee” within the meaning of Section 162(m), then the Compensation Committee may provide that the lapsing of restrictions or the distribution of cash, shares or other property, as applicable, shall be subject to the achievement of one or more objective performance criteria established by the Compensation Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of the price of the shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including EBITDA); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel.  Such performance goals also may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Compensation Committee may also exclude charges related to an event or occurrence which the Compensation Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management or (c) the cumulative effects of tax or accounting changes in accordance with United States generally accepted accounting principles. Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Code Section 162(m) and the regulations thereunder.

Change in Control

Unless otherwise provided in an award agreement, in the event of a Change in Control in which the successor company assumes or replaces an option, stock appreciation right, restricted stock award, restricted stock unit award, performance award or other share-based award (or in which the Company is the ultimate parent corporation and continues the award), if a participant’s employment with such successor company (or a subsidiary thereof) terminates (other than a termination by the Company for Cause (as defined in an award agreement)) within twenty-four (24) months following such Change in Control (or such other period set forth in the award agreement) (a) options and stock appreciation rights outstanding as of the date of termination will immediately vest, become fully exercisable, and may thereafter be exercised for twenty-four (24) months, (b) restrictions, limitations and other conditions on restricted stock and restricted stock units shall lapse and the restricted stock or restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested, (c) all performance awards shall be considered to be earned and payable (pro rata based on the portion of performance period completed as of the date of such Change in Control), and any other restriction shall lapse and such performance awards shall be immediately settled or distributed and (d) the restrictions, limitations and other conditions applicable to any other share-based awards shall lapse, and such other share-based awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

Unless otherwise provided in an award agreement, in the event of a Change in Control, to the extent the successor company does not assume or replace an option, stock appreciation right, restricted stock award, restricted stock unit award, performance award or other share-based award (or in which the Company is the ultimate parent corporation and does not continue the award) (a) those options and stock appreciation rights outstanding as of the date of such Change in Control that are not assumed or replaced shall immediately vest and become fully exercisable, (b) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or replaced shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested, (c) all performance awards shall be considered to be earned and payable (pro rata based on the portion of performance period completed as of the date of such Change in Control), and any other restriction shall lapse and such performance awards shall be immediately settled or distributed and (d) the restrictions, limitations and other conditions applicable to any other share-based awards shall lapse, and such other share-based awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

The Compensation Committee, in its discretion, may determine that, upon the occurrence of a Change in Control, each option and stock appreciation right outstanding shall terminate within a specified number of days after notice to the participant, and/or that each option and stock appreciation right shall be cancelled and in consideration for such cancellation each participant shall receive, with respect to each share subject to such option or stock appreciation right, an amount equal to the excess, if any, of the fair market value of such share immediately prior to the occurrence of such Change in Control over the exercise price per share of such option and/or stock appreciation right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Compensation Committee, in its discretion, shall determine; provided, that if the exercise price per share of such option and/or stock appreciation right equals or exceeds the fair market value of such share immediately prior to the occurrence of such Change in Control, then such option and/or stock appreciation right may be cancelled without the payment of consideration.

Tax Consequences to Participants

The following is a brief summary of certain United States federal income tax consequences relating to awards under the 2011 Incentive Plan. This summary is not intended to be complete and does not describe state, local, foreign or other tax consequences. The tax information summarized is not tax advice and cannot be used for the purpose of avoiding penalties under the Code.

Nonqualified Stock Options (“NSOs”).    In general, (i) no income will be recognized by an optionee at the time an NSO is granted; (ii) at the time of exercise of an NSO, ordinary income will be recognized by the optionee in an amount equal to the excess, if any, of the fair market value of the shares, if unrestricted, on the date of exercise over the option price paid for the shares of Common Stock; and (iii) at the time of sale of shares of Common Stock acquired pursuant to the exercise of an NSO, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

Incentive Stock Options (“ISOs”).    No income will be recognized by an optionee upon the grant of an ISO. In general, no income will be recognized upon the exercise of an ISO. However, the excess, if any, of the fair market value of the shares at exercise over the option price paid for the shares of Common Stock constitutes a preference item for the alternative minimum tax. If shares of Common Stock are issued to the optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of the grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

If shares of Common Stock acquired upon the timely exercise of an ISO are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares in a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Stock Appreciation Rights.    No income will be recognized by a participant in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and/or the fair market value of any unrestricted shares of Common Stock and/or other property received on the exercise.

Restricted Stock.    The recipient of restricted shares of Common Stock generally will not be subject to tax until the shares are no longer subject to forfeiture or restrictions on transfer for purposes of Code Section 83 (the “restrictions”). At such time the recipient will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the participant for such restricted shares). However, a recipient who makes an election under Code Section 83(b) within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions) over the purchase price, if any, of such restricted shares. Any appreciation (or depreciation) realized upon a later disposition of such shares will be treated as long-term or short-term capital gain (or loss) depending upon how long the shares have been held. If a Code Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the restrictions generally will be treated as compensation that is taxable as ordinary income to the participant and not eligible for the reduced tax rate applicable to dividends.

Restricted Stock Units.    Generally, no income will be recognized upon the award of restricted stock units. The recipient of a restricted stock unit award generally will be subject to tax at ordinary income rates on any cash received and/or the fair market value of any unrestricted shares of Common Stock and/or other property on the date that such amounts are transferred to the participant under the award (reduced by any amount paid by the participant for such restricted stock units).

Performance Awards.    No income generally will be recognized upon the grant of a performance award. Upon payment in respect of a performance award, the recipient generally will be required to include as taxable ordinary income in the year of receipt an amount equal to the amount of cash received and/or the fair market value of any non-restricted shares of Common Stock and/or other property received.

Tax Consequences to the Company

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding expense deduction provided that, among other things, the expense (a) meets the test of reasonableness, (b) is an ordinary and necessary business expense, (c) is not an “excess parachute payment” within the meaning of Code Section 280G and (d) is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

New Plan Benefits

Benefits under the 2011 Incentive Plan to the Company’s employees or consultants are not currently determinable because all grants under the 2011 Incentive Plan are discretionary.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE HANSEN NATURAL CORPORATION 2011 OMNIBUS INCENTIVE PLAN.

PROPOSAL FOUR

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this proxy statement in accordance with SEC rules.

Our executive compensation program for our NEOs is designed to attract, as needed, individuals with the skills necessary for us to achieve our business plan, to motivate our executive talent, to reward those individuals fairly over time for achieving performance goals and to retain those individuals who continue to perform at or above the levels that are deemed essential to ensure our long-term success and growth.  We believe our compensation policies are designed to reinforce a sense of ownership and overall entrepreneurial spirit and to link rewards to measurable corporate and qualitative individual performance.  See “Compensation Discussion and Analysis” above.

We urge stockholders to read the Compensation Discussion and Analysis, as well as the Summary Compensation Table and related tables and narrative that follow it. This proposal is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this proxy statement.

The Board requests that stockholders approve the following advisory resolution at the Annual Meeting:

RESOLVED, that the stockholders of Hansen Natural Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers described in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the proxy statement for the Company’s 2011 Annual Meeting of Stockholders.

While the vote on the resolution is advisory in nature and therefore will not bind us to take any particular action, our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL FIVE

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Dodd-Frank Act also enables our stockholders to vote, on a non-binding, advisory basis, on how frequently they wish the Company to include a Say-on-Pay Proposal in our proxy statement. Our stockholders have the choice to vote for one of the following alternatives, as indicated on the proxy card: to hold the advisory vote on executive compensation every year, every second year, every third year, or to abstain from voting.

While the vote is advisory in nature and therefore will not bind us to adopt any particular frequency, our Compensation Committee and Board intends to carefully consider the stockholder vote resulting from the proposal in determining how frequently we will present a Say-on-Pay Proposal.

After careful consideration, the Board believes that conducting an advisory vote on a triennial basis is the most consistent with the objectives of our compensation philosophy for the following reasons:

•                  Our executive compensation program is designed to encourage and incentivize sustainable long-term performance. A triennial voting cycle will provide stockholders with sufficient time to evaluate the effectiveness of our long-term incentive programs.

•                  Because the Summary Compensation Table provides three years of compensation history, stockholders can compare compensation and performance trends over the three-year time horizon since the last stockholder advisory vote.

•                  Our executive compensation program is determined by our Compensation Committee, which is comprised entirely of independent directors. This ensures that executive compensation will continue to align appropriately with long-term stockholder interest and the Company’s performance in the years no stockholder advisory vote is presented.

•                  A triennial voting cycle will also provide the Board and Compensation Committee with sufficient time to thoughtfully evaluate and respond to stockholder input, effectively implement desired changes to our executive compensation program and evaluate the success of those changes.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “THREE YEARS” WITH RESPECT TO HOW FREQUENTLY A NON-BINDING STOCKHOLDER VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD OCCUR.

PROPOSAL SIX

STOCKHOLDER PROPOSAL REGARDING MAJORITY VOTING IN DIRECTOR ELECTIONS

The Calvert Social Index Fund and the Calvert VPS&P Mid Cap 400 Index Portfolio, 4550 Montgomery Avenue, Bethesda, Maryland, 20814, each the beneficial owner of 1,107 and 10,752 shares, respectively, of the Company’s Common Stock, have advised the Company that they intend to present the proposal set forth below (the “Majority Vote Proposal”) at the Meeting.

The Board opposes the following Majority Vote Proposal for the reasons stated after the proposal.

RESOLVED:  the shareowners of Hansen Natural Corporation hereby request that the Board of Directors initiate the appropriate process to amend Hansen Natural’s articles of incorporation and/or bylaws to provide that director nominees be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders.

A plurality vote standard shall be retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

Supporting Statement: Accountability by the Board of Directors is vitally important to investors. This proposal would remove a plurality vote standard for uncontested elections that effectively disenfranchises shareowners and eliminates a meaningful shareowner role in uncontested director elections.

Under the company’s current voting system, a director nominee may be elected with as little as his or her own affirmative vote because “withheld” votes have no legal effect. In short, a Director can be elected even if 70% or 80% of the shares are voted against their election. This scheme deprives shareowners of a necessary tool to hold Directors accountable, because it makes it impossible to defeat director nominees since they are automatically elected. Conversely, a majority voting policy allows shareowners to actually vote “for” and “against” candidates in a meaningful election.

For these reasons, a substantial number of companies voluntarily have adopted this form of majority voting. In fact, more than 70% of the companies in the S&P 500 have adopted majority voting for uncontested director elections. We believe our company should join the growing number of companies that have adopted a majority voting standard requiring incumbent directors who do not receive a favorable majority vote to submit a letter of resignation and not continue to serve unless the Board declines the resignation and publicly discloses its reasons for doing so.

Many institutional investors are urging companies to adopt majority voting. For example, in August 2010 the State Board of Administration of Florida wrote several hundred companies letters stating “we stress the opportunity for companies of all sizes to make the transition to majority voting as quickly as possible.” And the Council of Institutional Investors has written companies where a director failed to win majority support raising their concern about implications for governance.

Majority voting in director elections empowers shareowners to cast a meaningful vote on directors who might be perceived as not fulfilling their director role properly. Incumbent board members serving in a majority vote system are aware that shareowners actually have the ability to determine whether a director remains in office. The power of majority voting therefore heightens director accountability by raising the threat of a loss of majority support.

We believe that corporate governance procedures and practices and the level of accountability they impose, are closely related to financial performance.

Therefore we invite shareholders to join in requesting that the Board of Directors promptly adopt the majority voting standard.

We believe that Hansen Natural’s shareowners will substantially benefit from the increased accountability of incumbent directors.

Statement in Opposition to Proposal Six

Our Board agrees that sound corporate governance policies and practices are important to the success of the Company. However, after careful review of the Majority Vote Proposal in comparison to prevailing director election policies among other public companies and our current director election policies, including our adoption of a director resignation policy, and in consideration of the high levels of support our directors have historically received, the Board recommends a vote “AGAINST” the Majority Vote Proposal at this time.

Like many other public companies, our directors are currently elected by a plurality of the votes cast by our stockholders, which is the default voting standard under Delaware law. A plurality voting standard ensures that all open director seats are filled at each election. Under a majority voting standard, one or more director nominees could fail to obtain a majority vote, resulting in a “failed election.” Vacancies could prevent the Company from complying with applicable SEC or NASDAQ requirements regarding independent directors and financial experts, would result in the loss of significant experience and expertise and would divert the Board’s attention from other corporate governance matters while it sought to fill the vacancies.

The adoption of a majority voting standard would have no practical effect on the outcome of our director elections because our directors have historically received a significant majority vote and the Board has adopted a director resignation policy. In each of the past three years, each of our director nominees has received at least eighty-five percent (85%) of the shares voted. The Board expects this high level of support will continue in future elections, obviating the need for the adoption of a majority voting standard.

In 2010, the Board adopted a director resignation policy that addresses the concerns expressed in the Majority Vote Proposal. This policy provides that, in an uncontested election, any incumbent director nominee who receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must promptly tender his or her resignation to the Board following certification of the election results. The Nominating Committee will review the circumstances surrounding the election and recommend to the Board whether to accept or reject the resignation.  The Board must act on the tendered resignation. If such resignation is rejected, the Board must publicly disclose its decision, together with the rationale supporting its decision, within 90 days after certification of the election results. We anticipate that any such resignation would be accepted absent unusual circumstances. Therefore, the Board believes, as a practical matter, the majority voting standard under the Majority Vote Proposal and our existing director resignation policy would produce the exact same result — any director nominee who fails to obtain a majority of votes would not serve. Because our director resignation policy already accomplishes the objective of the Majority Vote Proposal, the adoption of a majority vote standard is unnecessary.

Finally, though the Board is mindful of recent developments with respect to majority voting in director elections, the Board believes the majority voting standard advocated by the stockholder could result in unintended and adverse consequences. For example, this standard could result in an insufficient number of independent directors being elected to satisfy the NASDAQ listing standards or securities laws’ requirements.  In such events, we could be incapable of taking important corporate action until the situation was resolved. The Board also believes that the debate surrounding the majority voting standard has not yet been resolved, and believes it is premature to adopt a majority voting standard at this time. The Board urges its stockholders to maintain the current plurality voting standard until there is greater clarity regarding the practical merits of a majority voting standard.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “AGAINST” THE ADOPTION OF THE MAJORITY VOTE PROPOSAL IN DIRECTOR ELECTIONS.

OTHER MATTERS

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors may recommend.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by calling the toll free number or over the Internet or, if you requested to receive printed proxy materials, by marking, signing, dating and returning your proxy card.

COMMUNICATING WITH THE BOARD

Stockholders, employees and other individuals interested in communicating with the Chairman and CEO should write to the address below:

Rodney C. Sacks, Chairman and CEO

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

Those interested in communicating directly with the Board, any of the committees of the Board, the outside directors as a group or individually should write to the address below:

Office of the Corporate Secretary

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

FORM 10-K AND OTHER DOCUMENTS AVAILABLE

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as filed with the SEC, is available over the Internet at the SEC’s website, www.sec.gov, or on our website at www.hansens.com. The Annual Report on Form 10-K is also available without charge to any stockholder upon request to:

Hansen Natural Corporation

550 Monica Circle, Suite 201

Corona, CA 92880

 (951) 739-6200   *   (800) HANSENS

Additionally, charters for certain of the committees of the Board of Directors as well as the Company’s Code of Business Conduct and Ethics and Director Resignation Policy are available on our website.

Incorporation by Reference

In accordance with SEC rules, notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this proxy statement or future filings made by the Company under those statutes, the information included under the captions “Compensation Committee Report,” and “Report of the Audit Committee” shall not be deemed filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates these items by reference.

BY ORDER OF THE BOARD OF DIRECTORS

Dated: April 8, 2011	/s/ Rodney C. Sacks
RODNEY C. SACKS
Chairman of the Board of Directors

EXHIBIT A

HANSEN NATURAL CORPORATION

2011 OMNIBUS INCENTIVE PLAN

HANSEN NATURAL CORPORATION

2011 OMNIBUS INCENTIVE PLAN

Hansen Natural Corporation (the “Company”), a Delaware corporation, hereby establishes and adopts the following Hansen Natural Corporation 2011 Omnibus Incentive Plan (the “Plan”).

1.                                      PURPOSE OF THE PLAN

The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees and consultants of the Company and its Subsidiaries who are expected to contribute to the Company’s success and to achieve long-term objectives which will inure to the benefit of all stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.                                      DEFINITIONS

2.1.                            “Affiliate” means, with respect to the Company, any entity directly or indirectly controlling, controlled by, or under common control with, the Company or any other entity designated by the Board in which the Company or an Affiliate has an interest.

2.2.                            “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award or Performance Award granted pursuant to the provisions of the Plan.

2.3.                            “Award Agreement” shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

2.4.                            “Board” shall mean the board of directors of the Company.

2.5.                            “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

2.6.                            “Committee” shall mean the Compensation Committee of the Board or a subcommittee thereof formed by the Compensation Committee to act as the Committee hereunder.  The Committee shall consist of no fewer than two Directors, each of whom is (i) a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) an “independent director” to the extent required by the rules and regulations of the New York Stock Exchange (or such other principal securities exchange on which the Shares are traded), to the extent required by such rules.

2.7.                            “Covered Employee” shall mean an employee of the Company or its subsidiaries who is a “covered employee” within the meaning of Section 162(m) of the Code to the extent required by such rules.

2.8.                            “Director” shall mean a member of the Board who is not an employee of the Company or any of its Subsidiaries.

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2.9.                            “Dividend Equivalents” shall have the meaning set forth in Section 12.5.

2.10.                     “Employee” shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary. Solely for purposes of the Plan, an Employee shall also mean any consultant who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company’s securities in a capital-raising transaction and (ii) does not directly or indirectly promote or maintain a market for the Company’s securities.

2.11.                     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

2.12.                     “Fair Market Value” shall mean, with respect to any property other than Shares, the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. The Fair Market Value of Shares as of any date shall be the per Share closing price of the Shares as reported on NASDAQ on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported) or, if the Company is not then listed on NASDAQ, on such other principal securities exchange on which the Shares are traded, and if the Company is not listed on the NASDAQ or any other securities exchange, the Fair Market Value of Shares shall be determined by the Committee in its sole discretion.

2.13.                     “Full Value Award” shall mean an Award, other than an Award for Options or Stock Appreciation Rights, that is settled in Shares.

2.14.                     “Limitations” shall have the meaning set forth in Section 10.5.

2.15.                     “Option” shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

2.16.                     “Other Share-Based Award” shall have the meaning set forth in Section 8.1.

2.17.                     “Participant” shall mean an Employee who is selected by the Committee to receive an Award under the Plan.

2.18.                     “Payee” shall have the meaning set forth in Section 13.1.

2.19.                     “Performance Award” shall mean any Award of Performance Cash or Performance Shares granted pursuant to Article 9.

2.20.                     “Performance Cash” shall mean any cash incentives granted pursuant to Article 9 which will be paid to the Participant upon the achievement of such performance goals as the Committee shall establish.

2.21.                     “Performance Period” shall mean the period established by the Committee of not less than 6 months during which any performance goals specified by the Committee with respect to such Award are to be measured.

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2.22.                     “Performance Share” shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value will be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

2.23.                     “Person” means any individual, corporation, partnership, joint venture, limited liability company, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing.

2.24.                     “Permitted Assignee” shall have the meaning set forth in Section 12.3.

2.25.                     “Restricted Stock” shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.26.                     “Restricted Stock Award” shall have the meaning set forth in Section 7.1.

2.27.                     “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, and that has such restrictions as the Committee, in its sole discretion, may impose, including without limitation, any restriction on the right to retain such Awards, to sell, transfer, pledge or assign such Awards, and/or to receive any cash Dividend Equivalents with respect to such Awards, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

2.28.                     “Restricted Stock Unit Award” shall have the meaning set forth in Section 7.1

2.29.                     “Shares” shall mean the shares of the common stock of the Company.

2.30.                     “Stock Appreciation Right” shall mean the right granted to a Participant pursuant to Article 6.

2.31.                     “Subsidiary” shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the relevant time each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

2.32.                     “Substitute Awards” shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

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3.                                      SHARES SUBJECT TO THE PLAN

3.1.                            Number of Shares. (a) Subject to adjustment as provided in Section 12.2, a total of 7,250,000 Shares shall be authorized for issuance under the Plan; provided, that the Shares authorized under the Plan shall be reduced by 2.16 for each Share granted or issued with respect to a Full Value Award.

(b)                                 If any Shares subject to an Award are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award (including payment in Shares on exercise of a Stock Appreciation Right), such Shares shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for issuance under the Plan; provided, that with respect to each Share related to a Full Value Award that is forfeited, expired, terminated, cash-settled or not issued, the number of Shares again available for issuance under the Plan shall increase by 2.16.

(c)                                  Substitute Awards shall not reduce the Shares authorized for grant under the Plan or authorized for grant to a Participant in any calendar year.  Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines, has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees prior to such acquisition or combination.

3.2.                            Character of Shares.  Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

4.                                      ELIGIBILITY AND ADMINISTRATION

4.1.                            Eligibility.  Any Employee shall be eligible to be selected as a Participant.

4.2.                            Administration. (a) The Plan shall be administered by the Committee.  The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards, not inconsistent with the provisions of the Plan, to be granted to each Participant hereunder; (iii) determine the number of Shares or dollar value to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether,

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to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)                                 Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary.

(c)                                  To the extent not inconsistent with applicable law, including Section 162(m) of the Code, or the rules and regulations of NASDAQ (or such other principal securities exchange on which the Shares are traded), the Committee may delegate to (i) a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, one or more executive officers or a committee of executive officers the right to grant Awards to Employees who are not executive officers of the Company.

5.                                      OPTIONS

5.1.                            Grant of Options.  Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

5.2.                            Award Agreements.  All Options granted pursuant to this Article shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan.  The terms of Options need not be the same with respect to each Participant.  Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option.  Any individual who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

5.3.                            Option Price.  Other than in connection with Substitute Awards, the option price per each Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided that the option price of an incentive stock option granted to an employee who, at the time of grant, owns stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company (a “Ten Percent Shareholder”) shall be no less than 110% of the Fair Market Value of

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one Share on the date of grant of such Option.  Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company’s stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.2), and (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal securities exchange on which the Shares are traded.

5.4.                            Option Term.  The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted; provided, further that no incentive stock option granted to a Ten Percent Shareholder shall be exercisable after five (5) years from the date the Option is granted.

5.5.                            Exercise of Options. (a) Options shall be subject to such vesting conditions as may be imposed by the Committee.  Vested Options granted under the Plan shall be exercised by the Participant or by a Permitted Assignee thereof (or by the Participant’s executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased.  The notice of exercise shall be in such form, made in such manner, and in compliance with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

(b)                                 Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement, or (vi) any combination of any of the foregoing.  The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe.  In no event may any Option granted hereunder be exercised for a fraction of a Share.

(c)                                  The Award Agreement for an Option shall set forth the extent to which it may be exercised following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

5.6.                            Form of Settlement.  In its sole discretion, the Committee may provide that the Shares to be issued upon an Option’s exercise shall be in the form of Restricted Stock or other similar securities.

5.7.                            Incentive Stock Options.  The Committee may grant Options intended to qualify as “incentive stock options” as defined in Section 422 of the Code, to any employee of the Company or any Subsidiary, subject to the requirements of Section 422 of the Code. The aggregate Fair Market

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Value (determined as of the date an Option is granted) of the Shares for which incentive stock options granted to any employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.  Solely for purposes of determining whether Shares are available for the grant of “incentive stock options” under the Plan, the maximum aggregate number of Shares that may be issued pursuant to “incentive stock options” granted under the Plan shall be 7,250,000 Shares, subject to adjustment provided in Section 12.2.

6.                                      STOCK APPRECIATION RIGHTS

6.1.                            Grant and Exercise.  The Committee may provide Stock Appreciation Rights (a) in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in conjunction with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award, in each case upon such terms and conditions as the Committee may establish in its sole discretion.

6.2.                            Terms and Conditions.  Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

(a)                                  Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right on the date of grant, which, except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, shall not be less than the Fair Market Value of one Share on such date of grant of the right.

(b)                                 The Committee shall determine in its sole discretion whether upon the exercise of a Stock Appreciation Right payment shall be made in cash, in whole Shares or other property, or any combination thereof.

(c)                                  The provisions of Stock Appreciation Rights need not be the same with respect to each recipient.

(d)                                 Stock Appreciation Rights shall be subject to such vesting conditions as may be imposed by the Committee.  The Committee may impose such other conditions or restrictions on the terms of exercise of any Stock Appreciation Right, as it shall deem appropriate.  The Award Agreement for the Stock Appreciation Right shall set forth the extent to which it may be exercised following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

(e)                                  A Stock Appreciation Right shall have (i) a grant price not less than Fair Market Value on the date of grant (subject to the requirements of Section 409A of the Code with respect to a Stock Appreciation Right granted in conjunction with, but subsequent to, an Option), and (ii) a term not greater than ten (10) years.

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(f)                                    Without the approval of the Company’s stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 10.2), and (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded.

(g)                                 The Committee may impose such terms and conditions on Stock Appreciation Rights granted in conjunction with any Award (other than an Option) as the Committee shall determine in its sole discretion.

7.                                      RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1.                            Grants.  Awards of Restricted Stock and Restricted Stock Units may be issued hereunder to Participants either alone or in addition to other Awards granted under the Plan (a “Restricted Stock Award” or “Restricted Stock Unit Award” respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation.  A Restricted Stock Award or Restricted Stock Unit Award shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1.  The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the issuance of Restricted Stock or Restricted Stock Units.

7.2.                            Award Agreements.  The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

7.3.                            Rights of Holders of Restricted Stock and Restricted Stock Units.  Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares.  A Participant receiving a Restricted Stock Unit Award shall not possess any rights of a stockholder with respect to such Award. Except as otherwise provided in an Award Agreement any Shares or any other property (including cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award.  Notwithstanding the provisions of this Section, cash dividends with respect to any Restricted Stock Award and any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or the number of Shares covered by a Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, Shares or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

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7.4.                            Effect of Termination of Employment.  The Award Agreement for Restricted Stock Award or Restricted Stock Unit Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

7.5.                            Issuance of Shares.  Any Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.                                      OTHER SHARE-BASED AWARDS

8.1.                            Grants.  Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property (“Other Share-Based Awards”) may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan.  Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.  Other Share-Based Awards shall be subject to vesting restrictions imposed by the Committee covering a period of time specified by the Committee, unless the Committee applies Article 10 to the Award as provided in Section 10.1.

8.2.                            Award Agreements.  The terms of Other Share-Based Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.  The terms of such Awards need not be the same with respect to each Participant.  Notwithstanding the provisions of this Section, Dividend Equivalents and cash and any property distributed as a dividend or otherwise with respect to the number of Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, Shares or other property has been distributed.

8.3.                            Effect of Termination of Employment.  The Award Agreement for an Other Share-Based Award shall set forth the extent to the Award will be retained following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

8.4.                            Payment.  Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

9.                                      PERFORMANCE AWARDS

9.1.                            Grants.  Performance Awards in the form of Performance Cash or Performance Shares, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan.  The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon criteria set forth in Section 10.2.

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9.2.                            Award Agreements.  The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents.  The terms of Performance Awards need not be the same with respect to each Participant.

9.3.                            Terms and Conditions.  The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award.  The amount of the Award to be distributed shall be conclusively determined by the Committee.

9.4.                            Effect of Termination of Employment.  The Award Agreement for Performance Awards shall set forth the extent to which the Participant shall have the right to retain Performance Awards following termination of the Participant’s employment with or provision of services to the Company and its Subsidiaries.

9.5.                            Payment.  Except as provided in Article 11 or as may be provided in an Award Agreement, Performance Awards will be paid only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee.  Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.                               CODE SECTION 162(m) PROVISIONS

10.1.                     Covered Employees.  Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

10.2.                     Performance Criteria.  If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; booking value of contract awards; year-end backlog; days sales outstanding; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of

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the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margin; year-end cash; debt reductions; stockholder equity; market share; regulatory achievements; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies.  The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

10.3.                     Adjustments.  Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals, except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

10.4.                     Restrictions.  The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code.

10.5.                     Limitations on Grants to Individual Participants.  Subject to adjustment as provided in Section 12.2, no Participant may be granted (i) Options during any 12-month period with respect to more than 1 million Shares, (ii) Stock Appreciation Rights during any 12-month period with respect to more than 1 million Shares, (iii) Restricted Stock Awards and Restricted Stock Unit Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 500,000 Shares, (iv) Performance Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 500,000 Shares and (v) Other Share-Based Awards in any 12-month period that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares with respect to more than 500,000 Shares (the “Annual Limits”).  In addition

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to the foregoing, the maximum dollar value that may be earned by any Participant in any 12-month period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $5 million (such limitation, together with the Annual Limits, the “Limitations”).  Notwithstanding the foregoing, the Limitation with respect to each Award(s) shall be increased by an amount of a Participant’s unused Limitation applicable to such Award as of the close of the previous 12-month period.  If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable Limitations.

11.                               CHANGE IN CONTROL PROVISIONS

11.1.                     Treatment of Awards. (a)  Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or replaces an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award, (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant’s employment with such successor company (or a subsidiary thereof) terminates (other than a termination by the Company for cause (as defined in an Award Agreement) within 24 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable): (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 24 months, (ii) restrictions, limitations and other conditions on Restricted Stock and Restricted Stock Units shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.  For the purposes of this Section 12.1, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award shall be considered assumed or replaced if following the Change in Control the assumed or replacement award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares).

(b)                                 Unless otherwise provided in an Award Agreement, in the event of any Change in Control of the Company, to the extent the successor company does not assume or replace an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award): (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or replaced shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions

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applicable to Restricted Stock and Restricted Stock Units that are not assumed or replaced shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, (iii) all Performance Awards shall be considered to be earned and payable (pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any other restriction shall lapse and such Performance Awards shall be immediately settled or distributed, and (iv) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards shall lapse, and such Other Share-Based Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

(c)                                  Notwithstanding the foregoing, the Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Option and Stock Appreciation Right shall be cancelled and in consideration for such cancellation each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine; provided, that if the exercise price per share of such Option and/or Stock Appreciation Right equals or exceeds the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control, then such Option and/or Stock Appreciation Right may be cancelled without the payment of consideration.

11.2.                     Change in Control.  For purposes of the Plan, Change in Control means the occurrence of any of the following events:  (i) sale of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole; (ii) any Person or group of Persons is or shall become the “beneficial owner” (as defined in Rule 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting stock of the Company then outstanding or (iii) a merger or consolidation pursuant to which any Person or group of Persons becomes the “beneficial owner” (as defined in clause (ii) above) of more than 50% of the voting stock of the Company or the surviving or resulting entity immediately following the consummation of such transaction.

12.                               GENERALLY APPLICABLE PROVISIONS

12.1.                     Amendment and Termination of the Plan.  The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal securities market on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 of the Exchange Act; and further provided that the Board may not, without the approval of the Company’s stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend any provision of Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price,

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minimum grant price and stockholder approval or (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) amend any provision of Section 10.5.  The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company’s stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award.  In addition, no amendments to, or suspension or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant’s consent.

12.2.                     Adjustments.  In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate to prevent dilution or enlargement of the rights of Participants under the Plan, taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the Limitations, the maximum number of Shares that may be issued as incentive stock options and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate provided, however, that the number of Shares subject to any Award shall always be a whole number.

12.3.                     Transferability of Awards.  Except as provided below, no Award and no Shares subject to Awards described in Article 8 that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant’s guardian or legal representative.  To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a “Permitted Assignee”) to (i) the Participant’s spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust in which a majority of the beneficiaries are the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the participant or the Persons referred to in clause (i) are a majority of the partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.  The Company shall cooperate with any Permitted Assignee and the Company’s transfer agent in effectuating any transfer permitted under this Section.

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12.4.                     Termination of Employment.  The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, and the terms of such exercise, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary, whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise.  The date of termination of a Participant’s employment or services will be determined by the Committee, which determination will be final.

12.5.                     Deferral; Dividend Equivalents.  The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred.  Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award (including any deferred Award), other than an Option or Stock Appreciation Right, may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis amounts equivalent to cash, stock or other property dividends on Shares (“Dividend Equivalents”) with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion.  The Committee may provide the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that such amounts and Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award.  Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such cash, stock or other property has been distributed.

13.                               MISCELLANEOUS

13.1.                     Tax Withholding.  The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) (any such person, a “Payee”) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan.  The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to such Payee such withholding taxes as may be required by law, or to otherwise require the Payee to pay such withholding taxes.  If the Payee shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Payee or to take such other action as may be necessary to satisfy such withholding obligations.  The Committee shall be authorized to establish procedures for election by Participants to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the Participant’s minimum required tax withholding rate or such other rate that will not trigger a negative accounting impact) otherwise deliverable in connection with the Award.

13.2.                     Right of Discharge Reserved; Claims to Awards.  Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards

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under the Plan) any such Employee at any time for any reason.  Except as specifically provided by the Committee, the Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship.  No Employee or Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees or Participants under the Plan.

13.3.       Substitute Awards.  Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

13.4.       Forfeiture Events. (a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company and/or a Subsidiary, violation of material Company, and/or Subsidiary policies, breach of noncompetition, non-solicitation, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, and/or its Subsidiaries.

(b)           If the Company is required to file an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or recklessly engaged in the misconduct, or knowingly or recklessly failed to prevent or report the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued for such period as determined by the Committee following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document reflecting such material noncompliance.

13.5.       Stop Transfer Orders.  All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

13.6.       Nature of Payments.  All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company.  Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

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13.7.       Other Plans.  Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

13.8.       Severability.  If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of a change in law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect.  If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

13.9.       Construction.  As used in the Plan, the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation.”

13.10.     Unfunded Status of the Plan.  The Plan is intended to constitute an “unfunded” plan for incentive compensation.  With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.11.     Governing Law.  The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

13.12.     Effective Date of Plan; Termination of Plan.  The Plan shall be effective on the date of the approval of the Plan by the Board.  Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the effective date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan.  Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

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13.13.     Foreign Employees.  Awards may be granted to Participants who are foreign nationals or employed outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees employed in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy.  The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Employees on assignments outside their home country.

13.14.     Compliance with Section 409A of the Code.  This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent.  To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee.  Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

13.15.     No Registration Rights; No Right to Settle in Cash.  The Company has no obligation to register with any governmental body or organization any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing.  In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization, the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

13.16.     Captions.  The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. Proposal to elect seven Directors: Rodney C. Sacks Hilton H. Schlosberg Norman C. Epstein Benjamin M. Polk Sydney Selati Harold C. Taber, Jr. O Mark S. Vidergauz 2. Proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011. 3. Proposal to approve the Hansen Natural Corporation 2011 Omnibus Incentive Plan. 4. Proposal to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. 5. Proposal to approve, on a non-binding, advisory basis, the frequency with which stockholders will approve the compensation of the Company’s named executive officers. 6. Stockholder proposal regarding the amendment of our organizational documents to require majority voting for the election of directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4, A VOTE FOR "3 YEARS” IN PROPOSAL 5 AND A VOTE “AGAINST” PROPOSAL 6. The shares represented in this proxy card will be voted as directed above. IF NO DIRECTION IS GIVEN AND THE PROXY CARD IS VALIDLY EXECUTED, THE SHARES WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, FOR 3 YEARS IN PROPOSAL 5 AND AGAINST PROPOSAL 6. PLEASE MARK, SIGN, DATE AND RETURN IMMEDIATELY. Your Telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: PROXY FOR ANNUAL MEETING OF STOCKHOLDERS OF HANSEN NATURAL CORPORATION May 19, 2011 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4, A VOTE FOR "3 YEARS” IN PROPOSAL 5 AND A VOTE “AGAINST” PROPOSAL 6. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20730303040300000000 9 051911 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Proxy Materials are available at https://materials.proxyvote.com/411310 FOR AGAINST ABSTAIN 2 years 3 years ABSTAIN 1 year FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 14475 PROXY FOR HANSEN NATURAL CORPORATION THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Hansen Natural Corporation (the"Company") hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 8, 2011, and hereby appoints Rodney C. Sacks and Hilton H. Schlosberg, or either of them, as proxies and attorneys-in-fact, each with the power to appoint his substitute, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on May 19, 2011 at 3:00 p.m. local time, at the Ayres Suites Corona West, located at 1900 W. Frontage Road, Corona, California 92882 and at any postponement or adjournment thereof, and to vote all the stock of the Company that the undersigned would be entitled to vote as designated on the reverse hereof if then and there personally present, on the matters set forth in the Notice of Annual Meeting of Stockholders and proxy statement. In their discretion, such proxies are each authorized to vote upon such other business as may properly come before such Annual Meeting of Stockholders or any adjournment or postponement thereof. (Continued and to be signed on the reverse side)